                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


Filed by the Registrant   |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_|    Preliminary proxy statement         |_| Confidential, For Use of the
                                               Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
|X|    Definitive proxy statement
|_|    Definitive additional materials
|_|    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               724 SOLUTIONS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

(4)    Proposed maximum aggregate value of transaction.

--------------------------------------------------------------------------------


(5)    Total fee paid:

--------------------------------------------------------------------------------

       |_|  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

--------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)    Filing Party:

--------------------------------------------------------------------------------


(4)    Date Filed:______________________________________________________________

                               724 SOLUTIONS INC.

                          4101 YONGE STREET, 7TH FLOOR
                            TORONTO, ONTARIO, CANADA
                                     M2P 1N6



              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                  NOTICE is hereby given that the Annual and Special Meeting of Shareholders of 724 SOLUTIONS INC. (the "Corporation") will be held in the Glenn Gould Auditorium, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada, on Thursday, April 24, 2003 at the hour of 11:00 a.m. (EST), for the following purposes:

         1. to receive the Annual Report of the Corporation, the financial statements of the Corporation contained therein as at and for the year ended December 31, 2002 and the report of the auditors thereon;

         2. to elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected;

         3. to appoint KPMG LLP, Chartered Accountants, as independent auditors for fiscal 2003 and to authorize the Audit Committee of the Board of Directors to fix the remuneration of the auditors;

         4. to consider, and if deemed advisable, pass, with or without variation, a special resolution in the form attached as Schedule D to the accompanying management information circular and proxy statement (the "Management Information Circular and Proxy Statement") authorizing the continuance of the Corporation under the CANADA BUSINESS CORPORATIONS ACT (the "Continuance"), as summarized in the Management Information Circular and Proxy Statement;

         5. to consider, and if deemed advisable, pass, with or without variation, a resolution in the form attached as Schedule E to the Management Information Circular and Proxy Statement repealing the existing by-laws of the Corporation and enacting a new by-law effective upon the Continuance, as described in the Management Information Circular and Proxy Statement;


         6. to consider, and if deemed advisable, pass, with or without variation, a special resolution in the form attached as Schedule H to the accompanying Management Information Circular and Proxy Statement authorizing the consolidation of the issued and outstanding common shares of the Corporation on a ten (10) old for one (1) new common share basis, as summarized in the Management Information Circular and Proxy Statement;



         7. to consider, and if deemed advisable, pass, with or without variation, in the form attached as Schedule I to the accompanying Management Information Circular and Proxy Statement ratifying, confirming and approving the shareholder rights plan adopted by the Board of Directors of the Corporation as summarized in the Management Information Circular and Proxy Statement; and

         8. To transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  A copy of the Corporation's Annual Report to Shareholders, the Management Information Circular and Proxy Statement and a form of proxy accompany this Notice.


DATED at Toronto, this 21st day of March, 2003.


                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS



                                       /s/ Eric Lowy

                                      ------------------------------------
                                       ERIC LOWY

                                       General Counsel and Corporate Secretary



NOTE: SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN, IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, THE FORM OF PROXY ACCOMPANYING THIS NOTICE. IN ORDER TO BE VOTED, PROXIES MUST BE RECEIVED BY THE CORPORATION, C/O ITS REGISTRAR AND TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 11TH FLOOR, TORONTO, ONTARIO, M5J 2Y1, ATTENTION: STOCK TRANSFER DEPARTMENT, BY NO LATER THAN 5:00 P.M. (EST) ON TUESDAY, APRIL 22, 2003 OR, IN THE CASE OF ANY ADJOURNMENT OF THE MEETING, BY NO LATER THAN 5:00 P.M. (EST) ON THE SECOND BUSINESS DAY IMMEDIATELY PRECEDING THE DATE OF SUCH ADJOURNED MEETING.

                                TABLE OF CONTENTS


                                                             Page
                                                             ----
SOLICITATION OF PROXIES                                       1
APPOINTMENT AND REVOCATION OF PROXIES                         1
EXERCISE OF DISCRETION BY PROXIES                             2
FINANCIAL STATEMENTS AND AUDITORS' REPORT                     2
VOTING SHARES AND PRINCIPAL HOLDERS THEREOF                   2
  Principal Shareholder Table                                 3
ELECTION OF DIRECTORS                                         5
  Directors Table                                             6
EXECUTIVE OFFICERS                                            9
EXECUTIVE COMPENSATION                                       10
  Stock Option Committee                                     10
  Stock Option Plans                                         10
  Summary Information Concerning Stock Option Plans          11
  Summary Compensation Table                                 12
  Option Grants During the Year Ended December 31, 2002      14
  Aggregated Option Exercises During the Year Ended
   December 31, 2002 and Year-End Option Values              15
  Indebtedness of Directors, Officers and Others             16
  Employment Contracts                                       16
  Composition of the Human Resources and Compensation
    Committee                                                18
  Report on Executive Compensation                           18
  Stock Price Performance Graph                              20
DIRECTORS AND OFFICERS INSURANCE                             22
COMPENSATION OF DIRECTORS                                    22
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT            22
STATEMENT OF CORPORATE GOVERNANCE PRACTICES                  23
INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS               29
  Bank of Montreal                                           29
  Torys LLP                                                  29
  Registration Rights                                        29
REPORT OF THE AUDIT COMMITTEE                                31
APPOINTMENT OF AUDITORS                                      32
CONTINUANCE UNDER THE CANADA BUSINESS CORPORATIONS ACT       33
  Reasons for the Continuance                                33
  Summary Comparison of Shareholder Rights                   33
  Articles of Continuance                                    36
  Adoption of New By-Law No. 1                               36
RIGHT TO DISSENT                                             37
CONSOLIDATION OF SHARE CAPITAL                               37
  Articles of Amendment                                      39
APPROVAL OF THE SHAREHOLDER RIGHTS PLAN                      39
  Ratification by Shareholders                               39
  Recommendation of the Board of Directors                   39
  Background to the Rights Plan                              40
  Summary of the Rights Plan                                 41
  Rights                                                     41
  Acquiring Person                                           41
  Beneficial Ownership                                       41
  Permitted Bid                                              41
  Waiver and Redemption                                      42
  Termination                                                43
  Shareholder Approval                                       43
SHAREHOLDER PROPOSALS                                        43
AVAILABILITY OF CERTAIN DOCUMENTS                            43
INCORPORATION BY REFERENCE                                   44
APPROVAL BY BOARD OF DIRECTORS                               44
SCHEDULE A AUDIT COMMITTEE TERMS OF REFERENCE               A-1
SCHEDULE B ARTICLES OF CONTINUANCE                          B-1
SCHEDULE C CBCA BY-LAW                                      C-1
SCHEDULE D CONTINUANCE SPECIAL RESOLUTION                   D-1
SCHEDULE E BY-LAW RESOLUTION                                E-1
SCHEDULE F SUMMARY OF PROCEDURE TO EXERCISE DISSENT RIGHT   F-1
SCHEDULE G ARTICLES OF AMENDMENT                            G-1
SCHEDULE H SHARE CONSOLIDATION SPECIAL RESOLUTION           H-1
SCHEDULE I SHAREHOLDER RIGHTS PLAN RESOLUTION               I-1


                MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
                                  RELATING TO THE
                     ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON APRIL 24, 2003

                               SOLICITATION OF PROXIES


                  THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF 724 SOLUTIONS INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") to be held on the 24th day of April, 2003, at the time and place and for the purposes set forth in the Notice of Meeting accompanying this Management Information Circular and Proxy Statement and at any adjournment or adjournments thereof. It is expected that the solicitation will be made primarily by mail. The costs of the solicitation will be borne by the Corporation. Proxies may also be solicited personally by our directors, officers or employees at nominal cost. THE SOLICITATION OF PROXIES BY THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS BEING MADE BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. This Management Information Circular and Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are expected to be first mailed to shareholders on or about March 31, 2003.


                  UNLESS OTHERWISE INDICATED, INFORMATION CONTAINED HEREIN IS GIVEN AS OF MARCH 1, 2003 AND ALL DOLLAR AMOUNTS HEREIN ARE STATED IN UNITED STATES DOLLARS. Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

                        APPOINTMENT AND REVOCATION OF PROXIES

                  The persons named in the enclosed form of proxy are our directors and/or officers. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO ATTEND, ACT AND VOTE FOR HIM OR HER AND ON HIS OR HER BEHALF AT THE MEETING AND AT ANY ADJOURNMENTS THEREOF MAY DO SO EITHER BY INSERTING THAT PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY. Such other person need not be a shareholder of the Corporation.

                  The proxy must be signed by the shareholder, or by his or her attorney authorized in writing, as his or her name appears on our register of shareholders. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized. A proxy may also be signed by the shareholder or duly authorized attorney by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be).

                  Completed proxies should be delivered to us c/o Computershare Investor Services Inc., our Registrar and Transfer Agent, at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention:
Stock Transfer Department, or returning it by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 5:00 p.m.
(EST) on Tuesday, April 22, 2003, or, in the case of any adjournment of the Meeting, by no later than 5:00 p.m. (EST) on the second business day immediately preceding the date of such adjourned meeting.

                  In addition to revocation in any other manner permitted by law, a proxy given in connection with this solicitation may be revoked by completing and signing a proxy bearing a later date and depositing it with Computershare Investment Services Inc. as described above, or by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be) and either:

                  (i) deposited at or transmitted to, by telephonic or electronic means, our registered office at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used; or

                  (ii) deposited with or transmitted to, by telephonic or electronic means, the chairman of the Meeting on the day of the Meeting, or any adjournments thereof.

Upon either of such deposits or transmittals, the proxy is revoked.

                         EXERCISE OF DISCRETION BY PROXIES

                  The persons named in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the direction of the shareholders appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR ALL OF THE MATTERS REFERRED TO IN ITEMS (1) TO (7) IN THE ACCOMPANYING FORM OF PROXY, ALL AS STATED UNDER THE APPROPRIATE HEADINGS IN THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.

                  THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE OF THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, MANAGEMENT OF THE CORPORATION KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING. HOWEVER, IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS NOT NOW KNOWN TO MANAGEMENT OF THE CORPORATION SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED THEREON IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES.

                  The execution or exercise of a proxy does not constitute a written objection for the purposes of section 185 of the BUSINESS
CORPORATIONS ACT (Ontario).

                         FINANCIAL STATEMENTS AND AUDITORS' REPORT

The Board of Directors will submit to the shareholders at the Meeting our consolidated financial statements for the year ended December 31, 2002, and the Auditors' Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. A copy of these financial statements and the Auditors' Report is included in our Annual Report to Shareholders, which is being mailed to our shareholders together with this Management Information Circular and Proxy Statement.

                        VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

                  Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares ("Common Shares"). Our shareholders

("Shareholders") are entitled to exercise one vote in respect of each Common Share held. At all meetings of Shareholders, each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy. Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters. Abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast, in determining whether the proposal receives the necessary approval.

                  As of March 13, 2003, we had outstanding 59,833,492 Common Shares. No preference shares have been issued.


                  We have fixed March 13, 2003 as the record date (the "Record Date") for Shareholders entitled to receive notice of the Meeting.
In accordance with the provisions of the BUSINESS CORPORATIONS ACT (Ontario) (the "OBCA"), we have prepared a list of Shareholders as at the close of business on the Record Date. In accordance with the voting rights attaching to the Common Shares, each Shareholder named in the list will be entitled to vote the shares shown opposite his or her name on the said list, except to the extent that: (i) the Shareholder has transferred any of his or her Common Shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included on the list of Shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.


                  To the knowledge of our directors and officers, as at March 1, 2003, the only Shareholders beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the Common Shares are as set forth in the Principal Shareholders Table below. In addition, the table sets forth the beneficial ownership of each of our directors and each of our executive officers named in the Summary Compensation Table below, as well as all of our directors and executive officers as a group. Percentage ownership is based upon 59,833,492 Common Shares outstanding as of March 1, 2003. For purposes of this table, the term "beneficial ownership" includes outstanding Common Shares, as well as Common Shares issuable upon exercise of vested options, and options that vest within 60 days of March 1, 2003.


PRINCIPAL SHAREHOLDER TABLE



                                                            NUMBER OF            PERCENT
                NAME OF SHAREHOLDER                       COMMON SHARES         OF CLASS
-----------------------------------------------------  -------------------  ------------------
Telia Sonera AB(1)                                          6,400,000           10.7%
Marbackagatan
11, S-123 86
Farsta, Sweden

Austin Ventures(2)                                          4,790,471            8.0%
300 West 6th Street, Suite 2300
Austin, Texas 78701

Bank of Montreal                                            3,930,195            6.6%
First Canadian Place, 21st Floor
Toronto, Ontario M5X 1A1

Gregory Wolfond(3)                                          3,230,000            5.4%
c/o 724 Solutions Inc.
4101 Yonge Street, 7th Floor
Toronto, Ontario M2P 1N6


                                                            NUMBER OF            PERCENT
                NAME OF SHAREHOLDER                       COMMON SHARES         OF CLASS
-----------------------------------------------------  -------------------  ------------------

John J. Sims (4)                                              855,970            1.4%

Lloyd F. Darlington(5)                                         21,250               *

Glenn Barrett(6)                                               55,450               *

James D. Dixon(7)                                              21,750               *

Barry J. Reiter(8)                                             20,500               *

Joseph  C. Aragona(9)                                          19,250               *
c/o Austin Ventures
300 West 6th Street, Suite 2300
Austin, TX 78701

Gregory P. Gassman(10)                                         21,000               *

Alan Prenoveau(11)                                             13,101               *

Dick Costolo(12)                                              246,500               *

Eric Lowy                                                           0               *

Ian Giffen                                                          0               *

All directors and executive officers as a group
   (12 persons)                                         9,295,102(13)           15.5%

Notes to Principal Shareholders Table:

     * -  Less than 1%

(1) These Common Shares are held beneficially and of record by Sonera Corporation, a 95% subsidiary of Telia Sonera AB.

(2) Based upon a Schedule 13G amendment filed with the SEC, the Common Shares indicated as beneficially owned by Austin Ventures represent: (a) 4,659,425 Common Shares held by Austin Ventures VI, L.P.; and (b) 131,046 Common Shares held by Austin Ventures VI Affiliates Fund, L.P. The general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. is AV Partners VI, L.P. The general partners of AV Partners VI, L.P. are Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner, who may be deemed to have shared power to vote these shares. In addition to these shares: Mr. DeAngelis and DeAngelis, Ltd. (a limited partnership under the control of Mr. DeAngelis) own an additional 1,177 Common Shares; Mr. Garvey owns an additional 507 Common Shares; Mr. Olkkola and Rock Harbor (an entity controlled by Mr. Olkkola) own an additional 617 Common Shares; and Mr. Wesner owns an additional 1,061 Common Shares.

(3) Gregory Wolfond, a Director of the Corporation, is the sole director and shareholder of Blue Sky Capital Corporation, which owns 3,205,000 Common Shares. Includes 25,000 Common Shares issuable to Mr. Wolfond upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(4) Includes 43,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(5) Includes 21,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(6) Includes 55,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(7) Includes 21,750 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(8) Includes 20,500 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(9) Includes 19,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003. The 4,790,471 Common Shares held by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds; however, Mr. Aragona disclaims beneficial ownership of these shares.

(10) Consists of 21,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(11) Consists of 13,101 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(12) Includes 56,500 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.

(13) Includes an aggregate of 297,351 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from March 1, 2003.


                  As of March 1, 2003, approximately 189 of the holders of record of our Common Shares had addresses in the U.S. These holders owned 38,420,000 Common Shares, or approximately 64.2% of our total issued and outstanding Common Shares.


                              ELECTION OF DIRECTORS


                  At the date of this Management Information Circular and Proxy Statement, our Articles provide for a flexible number of directors, subject to a minimum of three and a maximum of 20. The number of directors within this range is to be determined by the Board of Directors from time to time. On July 12, 2002, August 26, 2002 and October 1, 2002, respectively, the Board of Directors accepted Charles Goldman's, Holger Kluge's and Chris Erickson's resignations as directors. Mr. Eric Lowy was appointed to fill one of these vacancies on October 23, 2002. On February 7, 2003, Mr. Ian Giffen was appointed to the Board of Directors and at the same time the Board accepted Mr. Lowy's resignation. As such, we currently have 7 directors whose terms of office all expire at the Meeting, subject to the provisions of the OBCA.



                  The Corporate Governance Committee has examined our governance processes and has determined that our Board of Directors should consist of 7 members. Accordingly, the Board of Directors has fixed the number of directors at 7. The shareholders will be asked to elect 7 directors. A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS AND OF EVERY COMMITTEE OF DIRECTORS MUST BE RESIDENTS OF CANADA WITHIN THE MEANING GIVEN TO SUCH TERM IN THE OBCA.


                  The persons named in the enclosed form of proxy intend to vote FOR the election of the proposed nominees whose names are set forth in the table below. The proposed nominees are all now members of the Board of Directors and have been since the years indicated.

                  Proxies conferring authority to vote for the election of those individuals to be nominated by management will be voted FOR the election of all of the proposed nominees in the absence of directions from the Shareholders granting such proxies to withhold from voting for one or more proposed nominee(s). Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the form of proxy accompanying this Management Information Circular and Proxy Statement confers on the persons named in the proxy the right to vote for another nominee in their discretion. In the election of directors, the 7 nominees receiving the highest number of affirmative votes in respect of the Common Shares present, or represented and voting (in person or by proxy) on the election of directors at the Meeting, shall be elected as directors. Each director will hold office until the next annual election of directors or until his or her successor is elected, unless his or her office is earlier vacated.

                  Our Board of Directors does not have an executive committee. It is required to have an audit committee. A copy of the terms of reference for the Audit Committee is attached as Schedule A. The current members of the Audit Committee are Ian Giffen (Chairman), Lloyd Darlington and Joseph Aragona.


                  Mr. Giffen and Mr. Aragona are considered independent directors under Rule 4200(a)(14) of Nasdaq, and they satisfy Nasdaq requirements relating to the qualification of its members and their required understanding of financial statements and financial affairs. Mr. Darlington is not considered an independent director for purposes of these Nasdaq rules, as he is an executive officer of Bank of Montreal. Bank of Montreal's payments to the Corporation for license fees and services exceeded 5% of the Corporation's consolidated gross revenues for at least one of the past three years. The Board of Directors has evaluated this relationship and has determined, in its business judgment, that the best interests of the Corporation and its shareholders are served by Mr. Darlington's appointment to the Audit Committee. He has served on the Board of Directors since 1998 and has extensive industry and financial expertise. He is familiar with the Corporation's business model, license agreements, revenue recognition policies and other important information concerning its business and affairs that are critical to the Corporation's financial statements and reporting processes. The Board of Directors has determined, in its business judgment, that the relationship between the Corporation and Bank of Montreal does not interfere with Mr. Darlington's exercise of independent judgment. Mr. Darlington satisfies the Nasdaq SmallCap Market's requirements relating to the qualification of the Audit Committee's members and the required understanding of financial statements and financial affairs.


                  Mr. Giffen, Mr. Darlington and Mr. Aragona are also considered unrelated directors under s. 474(2) of the Toronto Stock Exchange's ("TSX") Company Manual. The membership of the Audit Committee complies with the TSX Corporate Governance Guidelines, which are described in the "Corporate Governance" section herein. See the "Corporate Governance" section herein for a more detailed discussion of the Audit Committee, as well as a discussion of the Board of Directors' other committees.

                  The following table sets forth the name of each person proposed to be nominated for election to the Board of Directors at the Meeting, all positions and offices of the Corporation currently held by him or her, his or her principal occupation or employment at present and for at least the five preceding years and the number of Common Shares beneficially owned, or over which control or direction is exercised, as of March 1, 2003:

DIRECTORS TABLE

                                                                                       YEAR           COMMON SHARES
                                                                                       BECAME     BENEFICIALLY OWNED OR
NAME, AGE AND POSITION                       PRINCIPAL OCCUPATION                     DIRECTOR    OVER WHICH CONTROL OR
 WITH THE CORPORATION                                                                            DIRECTION IS EXERCISED(1)
---------------------------------------------------------------------------------------------------------------------------
GREGORY H.              Chairman of our Board of Directors since April 1998.             1997          3,230,000(2)
WOLFOND, 41,            Mr. Wolfond co-founded the Corporation in July 1997 and
Chairman of our         served as our Chief Executive Officer from September 1997
Board of Directors      until our acquisition of TANTAU Software, Inc. in
                        January 2001. In 1987, Mr. Wolfond founded Footprint
                        Software Inc. (a financial services software company)
                        where he helped to develop systems designed for ease of
                        use across large financial institutions. IBM purchased
                        Footprint in


                                                                                       YEAR           COMMON SHARES
                                                                                       BECAME     BENEFICIALLY OWNED OR
NAME, AGE AND POSITION                       PRINCIPAL OCCUPATION                     DIRECTOR    OVER WHICH CONTROL OR
 WITH THE CORPORATION                                                                            DIRECTION IS EXERCISED(1)
---------------------------------------------------------------------------------------------------------------------------
                        May 1995 and Mr. Wolfond continued to serve as Chief
                        Executive Officer of Footprint until July 1997. While at
                        IBM, Mr. Wolfond helped develop IBM's network computing
                        technology for the financial services industry. Mr.
                        Wolfond has a BA in Computer Science from the University
                        of Western Ontario.

JOHN J. SIMS, 47,       Our Chief Executive Officer since January 2001. Mr. Sims,        2001            812,220
Chief Executive         TANTAU Software, Inc.'s co-founder, served as its President
Officer and Director    and  Chief Executive Officer since its inception in
                        February 1999. Prior to TANTAU's founding, Mr. Sims
                        served as Chief Operating Officer of SCC Communications
                        Corp. (a U.S. telecommunications support service
                        company). From November 1985 until November 1995, Mr.
                        Sims served in several management positions at Tandem
                        Computers (a developer of computer systems), including
                        Vice President and General Manager of Tandem's worldwide
                        telecommunications business. Mr. Sims also served in
                        various financial and general management positions with
                        the Burroughs Corporation (a manufacturer of computer
                        and related equipment) from June 1977 until November
                        1985. Mr. Sims holds an Accounting degree from the
                        University of Glasgow, Scotland.

LLOYD F.                President and Chief Executive Officer, Technology and            1998              3,125
DARLINGTON, 58,         Solutions and Head of E-Business of Bank of Montreal
Director                (a Canadian chartered bank) since May 2000.
                        Mr. Darlington is also a director of Symcor Inc.
                        (a payment processing corporation). Mr. Darlington
                        was Chief Technology Officer and General Manager of
                        Bank of Montreal from May 1996 until April 2000.
                        Mr. Darlington began his career with Bank of Montreal
                        in 1967 and, since 1980, has held a variety of executive
                        positions. Mr. Darlington received a BA in English and
                        Psychology from McGill University and an MBA (Hons.)
                        from Concordia University.

JAMES D. DIXON, 59,     Mr. Dixon was President of bankofamerica.com from 1999           1999             5,000
Director                February 2000 until January 2002.  Mr. Dixon previously
                        served as Group Executive of Bank of America Technology
                        and Operations between September 1998 and February 2000.
                        From 1991 until the merger of NationsBank Corporation
                        and Bank America Corporation, Mr. Dixon served as
                        President of NationsBank Services, Inc. Prior to that,
                        he served as Chief Financial Officer of C&S/Sovran
                        Corporation (a predecessor to NationsBank).

BARRY J. REITER, 54,    Chairman of the Technology Group and a member of the             2000               -
Director                Executive Committee at Torys LLP (an international law firm with offices in New York and  Toronto).  Mr. Reiter is also currently Chairman of Algorithmics Inc. (a developer and
                        provider of enterprise risk management solutions) and
                        Battery Technologies Inc. (a developer of rechargeable
                        batteries technology), and a director of Alliance Atlantis
                        Communications Inc. (a broadcaster, creator and distributor of filmed entertainment), Eco Waste Solutions Inc. (a
                        manufacturer of eco-friendly waste oxidizer systems), RBC
                        Technology Ventures Inc. (a Canadian venture group), Avotus
                        Corporation (a communications infrastructure management
                        company), Telepanel Systems Inc. (a manufacturer of
                        products for electronic shelf


                                                                                       YEAR           COMMON SHARES
                                                                                       BECAME     BENEFICIALLY OWNED OR
NAME, AGE AND POSITION                       PRINCIPAL OCCUPATION                     DIRECTOR    OVER WHICH CONTROL OR
 WITH THE CORPORATION                                                                            DIRECTION IS EXERCISED(1)
---------------------------------------------------------------------------------------------------------------------------
                        labelling systems for use in the retail industry) and
                        Webhelp Inc. and its related companies. Prior to joining
                        Torys in 1982, Mr. Reiter was a law professor at the
                        Faculty of Law, University of Toronto.

JOSEPH C.               Served on TANTAU  Software, Inc.'s Board of Directors from       2001               -
ARAGONA(3),46,          April 1999 until our acquisition of TANTAU in
Director                January 2001. Mr. Aragona is a General Partner of Austin
                        Ventures (a U.S. venture capital firm), which he joined
                        in 1982. Mr. Aragona has a BA in Economics from Harvard
                        University and an MBA degree from the Harvard University
                        School of Business Administration.

J. Ian Giffen, 45,      Since 1996, Mr. Giffen has been a consultant and 2003            2003               -
Director                advisor/director to software companies and technology
                        investment funds.  From January 1992 to January 1996,
                        Mr. Giffen was Vice President and Chief Financial Officer
                        at Alias Research, a developer of 3D graphics software sold to  Silicon Graphics Inc.  Mr. Giffen is currently a
                        director of Macromedia Inc., a developer of software for
                        Web publishing, multimedia and graphics, a director of
                        Financial Models Inc. (a provider of investment management systems), a director of MKS Inc. (a provider of enterprise software configuration management) and a director/advisor
                        to a number of other private companies.  Mr. Giffen is a
                        Chartered Accountant and has a bachelor of arts degree in
                        business administration from the University of Strathclyde in Glasgow.
                                           -------------------

Notes:

(1) The information as to Common Shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the proposed nominees.

(2) See "Voting Shares and Principal Shareholders Thereof" for details of Common Shares owned or controlled by entities related to Mr. Wolfond.

(3) Mr. Aragona may be deemed to be the beneficial holder of 4,790,471 Common Shares held by Austin Ventures due to his affiliation with these funds.

                  As at March 1, 2003, our directors and officers (including non-executive officers), as a group, together with members of their respective families and entities related to them, directly or indirectly, owned of record or beneficially, or exercised control or direction over, an aggregate of 9,710,973 Common Shares (representing approximately 16.2% of the outstanding Common Shares) and options for the purchase of a total of 655,763 Common Shares are presently vested, or will vest within 60 days of March 1, 2003, in the directors and officers. In addition, as at March 1, 2003, our directors and officers held stock options in respect of an aggregate of 2,212,194 Common Shares, which have not yet vested. If all such securities were exercised, such persons would own an additional 2,867,957 Common Shares and would hold, when-issued, approximately an additional 5.0% of the outstanding shares.

                               EXECUTIVE OFFICERS

                  The following sets forth information about our executive officers:

                  JOHN J. SIMS. Mr. Sims, 47, has served as our Chief Executive Officer since January 2001. For information regarding Mr. Sims' background, please see the directors' table under the caption "Election of Directors" above.

                  GLENN BARRETT. Mr. Barrett, 41, is currently our Chief Financial Officer and Senior Vice President, Corporate Services. Mr. Barrett joined 724 Solutions in June, 2000 as our Vice President, Reporting and Control. Prior to that time, Mr. Barrett spent more than ten years working for Canadian Tire Corporation, during which time he held a number of positions.
Mr. Barrett is a Chartered Accountant and holds a Bachelor of Commerce from the University of Toronto.


                  GREGORY P. GASSMAN. Mr. Gassman, 49, is currently our Senior Vice President, World Wide Sales. Mr. Gassman joined 724 Solutions in April, 2001. In the preceding 10 years, Mr. Gassman held various sales management positions. He served as the NSP Regional Manager for Cisco Systems for two years and prior to that, was the Telco West District Sales Manager for EMC Corporation for four years. Mr. Gassman started in sales management with Tandem Computers where he held District and Sales Managers positions over a four year period.


                  ALAN PRENOVEAU. Mr. Prenoveau, 52, is currently our Senior Vice President, MNO Consulting & Delivery Services. Mr. Prenoveau joined TANTAU Software Inc. in November, 2000. Between November 1998 and November 2000, Mr. Prenoveau was General Manager of an internet start-up focused on providing a fully-hosted e-commerce offering. In the thirteen years prior to that, he spent five years in various senior management positions in the consulting services division of IBM's Lotus software products division and eight years in management positions within a variety of GE businesses. Mr. Prenoveau holds a Masters of Business Administration from Xavier University and a Bachelor of Science with a major in Computer and Information Science from Ohio State University.

                  KIT BRUNNING. Ms. Brunning, 44, is currently our General Manager, Financial Institutions. Ms. Brunning joined 724 Solutions in July of 1999. Prior to joining 724 Solutions Ms. Brunning spent three years with IBM Canada as the Project Executive for the North American Finance Solutions team. Before IBM, Ms. Brunning spent four years at Canadian Tire where she was Director of Decision Support. Ms Brunning also worked as an independent consultant for twelve years working for various companies and government agencies in the development and implementation of human resource, payroll, and financial systems.

                  DICK COSTOLO. Mr. Costolo, 39, is currently our Senior Vice President, MNO Solutions. He is responsible for defining and implementing market strategies for 724 Solutions. Dick joined 724 Solutions as Senior Vice President, Notification Services in September 2000, following the company's acquisition of Spyonit.com, Inc. Between October 1999 and September 2000, Dick was the Chief Executive Officer, President and Co-founder of Spyonit.com - a leading developer of Web-based monitoring and notification technology. Prior to Spyonit.com, his entrepreneurial endeavours included forming Web consulting firm Burning Door and serving as Vice President, Product Development for Digital Knowledge Assets, an Internet start up focused on collaborative computing technologies. Mr. Costolo also spent eight years with Andersen Consulting, where he was part of the team that created the first Web-based enterprise training application. Mr. Costolo holds a Bachelor of Science degree in computer science from the University of Michigan.


                  ERIC LOWY. Mr. Lowy, 34, is currently our General Counsel and Corporate Secretary. Mr. Lowy joined the Corporation in May, 2002 and served as a director of the corporation between

October, 2002 and February, 2003. Prior to joining the Corporation, Mr. Lowy practiced law at Stikeman Elliott in Toronto for the periods between January 1994 and June 1998, and again between August 2000 and May 2002, and served as legal counsel to Rogers Communications Inc. in between.


                             EXECUTIVE COMPENSATION

                  Reference is made to the Report on Executive Compensation on page 18 of this Management Information Circular and Proxy Statement. The tables and narrative below present information about the Corporation's "Named Executive Officers" (determined in accordance with applicable Rules).

STOCK OPTION COMMITTEE


                  The Stock Option Committee administers our capped-off stock option plans, including our Canadian Stock Option Plan and our U.S. Stock Option Plan (which plans govern stock options granted prior to our initial public offering and are collectively referred to as the "Pre-IPO Plans"), the Tantau Plan (which plan governs the stock options granted prior to our acquisition of TANTAU Software, Inc. in January 2001). Upon completion of the initial public offering, no further grants were made and no further grants will be made under the Pre-IPO Plans. The Stock Option Committee has, since the completion of the initial public offering, administered the ongoing grants under the Amended and Restated 2000 Stock Option Plan, subject to guidelines determined by the Human Resources and Compensation Committee.


STOCK OPTION PLANS

                  Our Stock Option Plans are designed to motivate, attract and retain our directors, officers, key employees and consultants and to align their interests with those of our Shareholders.

                  CANADIAN STOCK OPTION PLAN. The Canadian Stock Option Plan was adopted in September 1997 and provides for the grant of options to our employees, officers, directors, consultants and advisors. All options granted under the plan have a maximum term of 10 years and have an exercise price per share of no less than the fair market value of the Common Shares on the date of the option grant, as determined by the Board of Directors or a duly authorized committee on that date. If an optionee's employment, directorship or consulting relationship with us is terminated without cause, the vested portion of any grant will remain exercisable until the expiration date of the stock option. In the event of termination for cause, the vested portion of any grant will remain exercisable for a period of 30 days after the date of termination. Unvested options will expire on termination unless the options would have vested within six months or within the required statutory notice period following a termination without cause, whichever is earlier, or within one year if termination is due to death or disability. If a change of control of our company occurs, all options become immediately vested and exercisable. If an optionee under the Canadian Stock Option Plan ceases to be our employee or consultant, we are entitled to exercise our call right to repurchase all options beneficially owned by the optionee.

                  U.S. STOCK OPTION PLAN. The U.S. Stock Option Plan was adopted in October, 1999 and provides for the grant of options and restricted shares to our employees, officers, directors and consultants. The plan provides for the grant of both incentive stock options and non-qualified stock options.

                  Non-qualified stock options granted under the plan have a maximum term of 10 years and an exercise price of no less than 85% of the fair market value of the Common Shares on the date of the grant, as determined by the Board of Directors or a duly authorized committee on such date, or 110% of the fair market value for those optionees who own Common Shares representing more than 10% of the aggregate voting power of our outstanding securities. The rights of an optionee upon the termination of his or her employment, directorship or consulting relationship with us and upon a change of control are identical to those rights discussed in the Canadian Stock Option Plan above. We are entitled to exercise our call right to repurchase all options beneficially owed by an optionee under the U.S. Option Plan should an optionee cease to be our employee or consultant.

                  THE TANTAU PLAN. We assumed the 1999 Tantau Stock Plan ("Tantau Plan") on January 17, 2001, upon completion of our acquisition of TANTAU Software, Inc. The Tantau Plan provided for the grant of options for the purchase of shares of common stock of TANTAU Software, Inc. to employees, officers, directors and consultants of TANTAU Software, Inc. The plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Tantau Plan, which became options to purchase an aggregate of 3,513,248 of our Common Shares, which include a limited number of options granted outside of the Tantau Plan, but which contain comparable economic terms. We have not granted any additional options under this plan, nor will we in the future.


                  AMENDED AND RESTATED 2000 STOCK OPTION PLAN. The 2000 Stock Option Plan was adopted in December 1999 and amended and restated in January, 2002. The stock options granted under the Canadian and U.S. Stock Option Plans prior to the date of completion of the IPO continued to be effective and governed by the terms of the plans under which they were granted. The maximum number of our Common Shares available for issuance upon exercise of options granted under the Amended and Restated 2000 Stock Option Plan, including incentive stock options and non-qualified stock options, is currently 10.5 million. The options granted under the Amended and Restated 2000 Stock Option Plan have a maximum term of 10 years and an exercise price no less than the fair market value of the Common Shares on the date prior to the date of the grant as determined by the Board of Directors or duly authorized committee. Options held by any person under the Amended and Restated 2000 Stock Option Plan, together with any other options granted to that person may not at any time exceed 5% of the aggregate number of common shares outstanding. If a change of control of the Corporation occurs, all options granted under this plan will become immediately vested and exercisable with respect to options granted prior to January 23, 2002 and one year after the change of control (or earlier in certain circumstances, including involuntary termination) in the case of options granted on or after January 23, 2002.


                  Each of our option plans has provisions providing for the automatic vesting of options upon a change of control.

SUMMARY INFORMATION CONCERNING STOCK OPTION PLANS

                  The following table sets forth certain information relating to our option plans as of December 31, 2002:


-------------------------------------------------------------------------------------------------------------
PLAN CATEGORY              NAME OF PLAN       NUMBER OF COMMON      WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                                              SHARES TO BE ISSUED   EXERCISE PRICE OF    REMAINING FOR FUTURE
                                              UPON EXERCISE OF      OUTSTANDING OPTIONS  ISSUANCE UNDER PLAN
                                              OUTSTANDING OPTIONS
-------------------------------------------------------------------------------------------------------------
OPTION PLANS APPROVED BY   Pre-IPO Canadian       1,033,134                   $4.23               --(1)
THE CORPORATION'S          Plan
SHAREHOLDERS
                           ----------------------------------------------------------------------------------
                           Pre-IPO U.S. Plan          2,266                  $10.00               --(1)
                           ----------------------------------------------------------------------------------
                           2000 Stock             5,476,527(2)                $2.41              5,023,473
                           Option Plan
-------------------------------------------------------------------------------------------------------------

Subtotal                                          6,431,787                   $2.70              5,023,473
-------------------------------------------------------------------------------------------------------------

OPTION PLAN NOT APPROVED   TANTAU Plan              972,156(4)               $10.94               -- (1)
BY THE CORPORATION'S
SHAREHOLDERS(3)
-------------------------------------------------------------------------------------------------------------

TOTALS                                            7,484,083                   $3.80              5,023,473
-------------------------------------------------------------------------------------------------------------


(1)  724 will not make further grants under this Plan.

(2) Includes 716,000 Common Shares subject to options that were granted under the TANTAU Plan prior to, and assumed by us upon, the acquisition of TANTAU Software, Inc. While these options are governed by the terms of the TANTAU Plan, applicable rules of the TSX provided that these options are notionally counted against available grant room under the 2000 Plan.

(3) Outstanding options under this plan were assumed upon the Corporation's acquisition of TANTAU.

(4) This figure includes 15,661 Common Shares subject to options that were granted outside of the TANTAU Plan to a former TANTAU employee.

                  The closing price of our Common Shares on February 28, 2003 was $0.40 on the Nasdaq SmallCap Market, and CDN$0.59 on the TSX.

SUMMARY COMPENSATION TABLE

                  The following table sets forth the remuneration paid to our Chief Executive Officer, our four highest paid executive officers whose total salary and bonus exceeded CDN $100,000 (approximately $63,307) for the year ended December 31, 2002 and to any person who would have been one of the four highest paid executive officers had they continued to serve in that capacity as of December 31, 2002 (the "Named Executive Officers"). As indicated above, unless otherwise indicated, all monetary figures in this Management Information Circular and Proxy Statement are stated in US dollars, being our functional currency.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             LONG TERM
                                                    ANNUAL COMPENSATION                    COMPENSATION
                                                                                              AWARDS
-----------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL POSITION      YEAR     SALARY        BONUS        OTHER ANNUAL       SECURITIES ISSUABLE       ALL OTHER
                                            ($)          ($)         COMPENSATION      UNDER OPTIONS GRANTED    COMPENSATION
                                                                          ($)                   (#)                  ($)
-----------------------------------------------------------------------------------------------------------------------------
John J. Sims, Chief              2002     315,000            -         150,000(1)             600,000                  -
Executive Officer                2001     295,342(2)         -               -                175,000                  -
-----------------------------------------------------------------------------------------------------------------------------
Glenn Barrett,                   2002     185,602(3)         -               -                300,000                  -
Chief Financial Officer
and Senior Vice President,       2001     151,179(4)         -               -                 41,000                  -
Corporate Services
                                 2000      62,374(5)    18,212(6)            -                 30,000                  -
-----------------------------------------------------------------------------------------------------------------------------
Gregory P. Gassman,              2002     178,958(7)         -          99,918                300,000                  -
Senior Vice President,
Worldwide Sales                  2001     110,096(8)    20,000          67,498                 24,000                  -
-----------------------------------------------------------------------------------------------------------------------------
Alan Prenoveau,                  2002     172,500(9)         -         164,105                 80,000                  -
Senior Vice President, MNO
Consulting & Delivery            2001     170,547(10)   19,422           8,035                 21,250                  -
Services
-----------------------------------------------------------------------------------------------------------------------------
Dick Costolo,                    2002     185,300      450,000(11)           -                105,000                  -
Senior Vice President, MNO
Solutions                        2001     181,513     225,000(12)            -                      -                  -

                                 2000     117,100        9,677               -                      -                  -
-----------------------------------------------------------------------------------------------------------------------------
Karen Basian, Chief              2002     166,667(13)        -               -                300,000            228,175(14)
Financial Officer and
Senior Vice President,           2001     197,646            -               -                120,000
Corporate Services and
Corporate Secretary              2000     174,908      200,000               -                 12,000                802
-----------------------------------------------------------------------------------------------------------------------------
Christopher E. Erickson,         2002     138,750(15)        -          38,971                150,000            375,180(16)
Executive Vice President &
Managing Director, EMEA(5)       2001     184,576            -               -                 60,000                463

                                 2000     162,875       16,288               -                 10,000                802
-----------------------------------------------------------------------------------------------------------------------------
Alistair Rennie,                 2002     129,790(17)        -               -                300,000            267,362(18)
Senior Vice President
Marketing and Corporate          2001     183,183            -               -                120,000                356
Development
                                 2000     124,974       39,234               -                 30,000                262
-----------------------------------------------------------------------------------------------------------------------------
Peter Klante,                    2002     158,333(19)        -               -                      -            288,240(20)
Senior Vice President
Product Group                    2001     185,839            -               -                120,000                356
-----------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Mr. Sims received $150,000 as a temporary salary adjustment in order to compensate him for the unusual amount of travel that was required of him that year precipitated by the closure of our office in Austin, TX. This adjustment was discontinued on December 31, 2002.

(2) Mr. Sims commenced his employment as our Chief Executive Officer on January 17, 2001. Mr. Sims' annual salary was $315,000 in 2001.

(3) Mr. Barrett received an annual salary of CDN$269,750 (approximately $177,469) from January 1, 2002 to September 30, 2002 and $210,000 for the balance of the year.

(4) As our Vice President of Finance, Mr. Barrett received an annual salary of CDN$175,000 (approximately $115,132) from January 1, 2001 to January 16, 2001, CDN$200,000 (approximately $131,580) from January 17, 2001 to June 30, 2001 and CDN$253,725 (approximately $167,177) for the balance of the year.

(5)  Mr. Barrett's annual salary was CDN$175,000 in 2000.

(6)  In 2001, Mr. Barrett received a bonus of CDN$27,683 (approximately
     $18,212).

(7) As our Vice President of Americas Sales, Mr. Gassman received an annual salary of $175,000 until November 30, 2002 and following his promotion to Senior Vice President, Worldwide Sales, $195,000 for the balance of 2002.

(8)  Mr. Gassman's annual salary in 2001 was $150,000.

(9) As Vice President of Gateway Services, Mr. Prenoveau received an annual salary of $170,000 until September 30, 2002 and, following his promotion to Senior Vice President of MNO Consulting and Delivery Services, $180,000 for the balance of 2002.

(10) Mr. Prenoveau commenced his employment on January 17, 2001. His annual salary was $170,000 in 2001.

(11) Mr. Costolo received a retention bonus payment of $450,000 in 2002 pursuant to an agreement entered into in connection with the acquisition of Spyonit.com, Inc.

(12) Mr. Costolo received a retention bonus payment of $225,000 in 2001 pursuant to an agreement entered into in connection with the acquisition of Spyonit.com, Inc. and $9,677 as a performance bonus.

(13) Ms. Basian served as our Corporate Secretary until May, 2002 and ended her employment as our Chief Financial Officer on October 31, 2002. Ms. Basian's annual salary was $200,000 in 2002.

(14) Ms. Basian received a payment of $218,327 in November, 2002 and $231,673 in January, 2003 in connection with the termination of her employment. She also received CDN$14,596 (approximately $9,848) in November, 2002 on account of unpaid vacation pay.

(15) Mr. Erickson served as our Corporate Secretary until October 2000, President until January 2001 and Vice President and Managing Director, EMEA until September 30, 2002. Mr. Erickson's annual salary was $185,000 in 2002.

(16) Mr. Erickson received a payment of CDN$583,405 (approximately $375,180) in November, 2002 in connection with the termination of his employment.

(17) Mr. Rennie ended his employment as our Senior Vice President, Marketing on September 6, 2002. Mr. Rennie's annual salary was $190,000 in 2002.


(18) Pursuant to his employment agreement with the Corporation, Mr. Rennie received a payment of CDN$398,562 (approximately $267,362) in September, 2002 in connection with the termination of his employment.


(19) Mr. Klante served as our Vice President, Product Group until September 30, 2002. Mr. Klante's annual salary was $190,000 in 2002.


(20) Pursuant to his employment agreement with the Corporation, executed as part of the acquisition of TANTAU Software Inc., Mr. Klante received a payment of $275,500 in November, 2002 in connection with the termination of his employment. He also received CDN$12,740 (approximately $8,179) in November, 2002 on account of unpaid vacation pay.


OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 2002

The following table sets forth the options to purchase Common Shares granted to each of the Named Executive Officers under our stock option plans during the year ended December 31, 2002.

-----------------------------------------------------------------------------------------------------------------------------
                             % OF TOTAL
                               OPTIONS                   MARKET VALUE
                 SECURITIES  GRANTED TO                  OF SECURITIES
                 UNDER        EMPLOYEES                   UNDERLYING                      POTENTIAL REALIZABLE VALUE ($) AT
                 OPTIONS         IN       EXERCISE OR   OPTIONS ON THE                    ASSUMED ANNUAL RATE OF STOCK PRICE
                 GRANTED      FINANCIAL    BASE PRICE    DATE OF GRANT     EXPIRATION      APPRECIATION FOR OPTION TERM(2)
     NAME           (#)        YEAR(1)    ($/SECURITY)   ($/SECURITY)         DATE              5%                  10%
-----------------------------------------------------------------------------------------------------------------------------
John J. Sims      600,000       9.6 %        USD 0.51        USD 0.51     Aug 29, 2012     USD  192,440        USD 487,685
-----------------------------------------------------------------------------------------------------------------------------
Glenn Barrett      90,000       1.4 %        CDN 0.80        CDN 0.80     Aug 29, 2012     USD   28,866        USD  73,153
                                             (approx.        (approx.
                                             USD 0.51)       USD 0.51)
                  210,000       3.4 %        CDN 0.52        CDN 0.52      Oct 4, 2012     USD   44,903        USD 113,793
                                             (approx.        (approx.
                                             USD 0.34)       USD 0.34)
-----------------------------------------------------------------------------------------------------------------------------
Gregory P.         60,000       1.0 %        USD 0.51        USD 0.51     Aug 29, 2012     USD   19,244        USD  48,769
Gassman           240,000       3.9 %        USD 0.34        USD 0.34      Oct 4, 2012     USD   51,317        USD 130,049
-----------------------------------------------------------------------------------------------------------------------------
Alan Prenoveau     80,000       1.3 %        USD 0.34        USD 0.34      Oct 4, 2012     USD   17,106        USD 43,350

-----------------------------------------------------------------------------------------------------------------------------
Dick Costolo      105,000       1.7 %        USD 0.51        USD 0.51     Aug 29, 2012     USD   33,677        USD 85,345

-----------------------------------------------------------------------------------------------------------------------------
Karen Basian      300,000       4.8 %        CDN 0.80        CDN 0.80     Aug 29, 2012        - (3)               - (3)
                                             (approx.    (approx. USD
                                            USD 0.51)           0.51)
-----------------------------------------------------------------------------------------------------------------------------
Christopher E.    150,000       2.4 %        CDN 0.80        CDN 0.80     Aug 29, 2012         - (3)              - (3)
Erickson                                     (approx.    (approx. USD
                                            USD 0.51)           0.51)
-----------------------------------------------------------------------------------------------------------------------------
Alistair Rennie   300,000       4.8 %        CDN 0.80        CDN 0.80     Aug 29, 2012         - (3)              - (3)
                                             (approx.    (approx. USD
                                            USD 0.51)           0.51)
-----------------------------------------------------------------------------------------------------------------------------
Peter Klante         -            -            -              -                -                 -                  -
-----------------------------------------------------------------------------------------------------------------------------


Notes:

(1) In calculating this percentage, the denominator excludes options granted to directors who are not officers.

(2) The potential realizable is calculated based upon the term of the option at its time of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the SEC and does not represent any prediction of future stock price performance.

(3) All unexercised options granted to Ms. Basian, Mr. Erickson and Mr. Rennie in 2002 expired following the termination of their employment.


AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2002 AND YEAR-END OPTION VALUES

                  The following table sets forth, for each Named Executive Officer as at December 31, 2002, the aggregate number of securities acquired on exercise of options during 2002 and the aggregate value realized of the securities acquired on exercise. It also shows the aggregate number of outstanding options to purchase Common Shares as at December 31, 2002, together with the value of such options at that date; and the aggregate number of shares purchasable under options that were vested as at December 31, 2002 for each of the Named Executive Officers.

                  Amounts reported under "Value of Unexercised in-the-Money Options at Financial Year-End" represent the difference between: (i) the market value as at December 31, 2002, the last business day of the year, of the Common Shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options. The closing trading price of a Common Share on the TSX and on Nasdaq as of December 31, 2002 was CDN$0.82 and $0.50, respectively.


--------------------------------------------------------------------------------------------------------------------
                                                                                               VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS
                                 SECURITIES                                 YEAR-END          AT FINANCIAL YEAR-END
                                 ACQUIRED ON      AGGREGATE VALUE             (#)                      ($)
                                  EXERCISE           REALIZED             EXERCISABLE/             EXERCISABLE/
            NAME                     (#)                ($)              UNEXERCISABLE            UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
John J. Sims                          -                  -              150,000/775,000                0/0
--------------------------------------------------------------------------------------------------------------------
Glenn Barrett                         -                  -               55,250/381,000             450/64,350
--------------------------------------------------------------------------------------------------------------------
Gregory P. Gassman                    -                  -               21,000/324,000             150/38,850
--------------------------------------------------------------------------------------------------------------------
Alan Prenoveau                        -                  -               13,101/123,175              0/12,800
--------------------------------------------------------------------------------------------------------------------
Dick Costolo                          -                  -               56,500/176,000                0/0
--------------------------------------------------------------------------------------------------------------------
Karen Basian                       75,000             87,000             55,000/55,000                 0/0
--------------------------------------------------------------------------------------------------------------------
Christopher E. Erickson            10,000              9,500            232,800/232,800           74,986/74,986
                                    1,600              3,472
                                   30,000             36,300
                                   30,500             33,945
                                   24,100             24,341
--------------------------------------------------------------------------------------------------------------------
Alistair Rennie                       -                  -               54,000/54,000                 0/0
--------------------------------------------------------------------------------------------------------------------
Peter Klante                          -                  -                     -                       0/0
--------------------------------------------------------------------------------------------------------------------


INDEBTEDNESS OF DIRECTORS, OFFICERS AND OTHERS


                  Our directors, senior officers, and their associates were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.


EMPLOYMENT CONTRACTS

                  In November 2000, in connection with our acquisition of TANTAU Software, Inc., we entered into an employment agreement with John J. Sims, our Chief Executive Officer. In 2002, Mr. Sims received an annual base salary of $315,000 and his current salary is $330,000. Additionally, we have established a performance related bonus for Mr. Sims. Either we or Mr. Sims may terminate Mr. Sims' employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Sims a lump sum severance payment in an amount equal to 12 or 18 months' current base salary and target bonus as determined upon that termination, determined by the period of time thereafter in which Mr. Sims agrees to be bound to non-competition and non-solicitation covenants. Mr. Sims will also receive a lump sum severance payment in the event that he terminates his employment for good reason. In connection with our acquisition of TANTAU Software, Inc., Mr. Sims' employee stock option to acquire shares of TANTAU Software, Inc. common stock was assumed by us and currently represents the right to purchase 175,000 Common Shares. The exercise price of the option is $20.38 per share and the option vests in four equal annual installments on each of the second, third, fourth and fifth anniversaries of January 17, 2001.


                  Glenn Barrett, our Chief Financial Officer and Senior Vice President, Corporate Services, is employed under an employment agreement that was entered into in May, 2000 and amended on July 5, 2002. Mr. Barrett currently receives an annual salary of $210,000. Either we or Mr. Barrett may terminate Mr. Barrett's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Barrett a lump sum severance payment in an amount equal to 9 months' current base salary and target bonus as determined upon that termination. Mr. Barrett will also receive the lump sum severance payment in the event that he terminates his employment for good reason.



                  Gregory P. Gassman, our Senior Vice President, Worldwide Sales, is employed under an offer of employment letter that was entered into in April 2001 and amended in March, 2003. Mr. Gassman currently receives an annual salary of $195,000. Either we or Mr. Gassman may terminate Mr. Gassman's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Gassman a lump sum severance payment in an amount equal to 9 months' current base salary and average historic bonus as determined upon that termination. Mr. Gassman will also receive the lump sum severance payment in the event that he terminates his employment for good reason.



                  Alan Prenoveau, our Senior Vice President, MNO Consulting & Delivery Services, is employed under an offer of employment letter that was entered into in November 2000 and amended in March, 2003. Mr. Prenoveau currently receives an annual salary of $180,000. Either we or Mr. Prenoveau may terminate Mr. Prenoveau's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Prenoveau a lump sum severance payment in an amount equal to 9 months' current base salary and average historic bonus as determined upon that termination. Mr. Prenoveau will also receive the lump sum severance payment in the event that he terminates his employment for good reason.


                  Dick Costolo, our Senior Vice President, MNO Solutions, is employed under an employment agreement that was entered into in September, 2000. Mr. Costolo currently receives an annual salary of $185,300. In accordance with the agreement, Mr. Costolo is entitled to receive a retention bonus in the amount of $400,000 on September 18, 2004. Either we or Mr. Costolo may terminate Mr. Costolo's employment at any time and for any reason. However, if we exercise this right (other than for cause), we must pay Mr. Costolo the retention bonus amount on the date that it would be due, had his employment continued. Mr. Costolo will also receive the retention bonus amount in the event that he terminates his employment for good reason.

                  Karen Basian, our former Chief Financial Officer and Senior Vice President, Corporate Services and Corporate Secretary, was employed under an employment agreement that was entered into in February 1999 and amended on July 5, 2002. As of October 31, 2002, Ms. Basian's last day of employment with the Corporation, she was earning an annual salary of $200,000. Ms. Basian received a payment of $218,327 in November, 2002 and $231,673 in January, 2003 in connection with the termination of her employment.

                  Christopher Erickson, our former Executive Vice President and Managing Director, EMEA, was employed under an employment agreement that was entered into in March 1998, effective as of September 1997. As of September 30, 2002, Mr. Erickson's last day of employment with the Corporation, he was earning an annual base salary of $185,000. Mr. Erickson received a payment of CDN$583,405 (US $375,180) in October, 2002 in connection with the termination of his employment.

                  Peter Klante, our former Senior Vice President, Product Group was employed under an employment agreement that was entered into in November, 2000. As of September 30, 2002, Mr. Klante's last day of employment with the Corporation, he was earning an annual base salary of $190,000. In connection with the termination of his employment, Mr. Klante received a payment of $275,500 in November, 2002 in accordance with the terms of his employment agreement.

                  Alistair Rennie, our Senior Vice President, Marketing and Corporate Development, was employed under an employment agreement that was entered into in April, 1999 and amended on July 5, 2002. In connection with the termination of his employment, Mr. Rennie received a payment of CDN$398,562 (US $267,627) in September, 2002 in accordance with the terms of his employment agreement.

                  Pursuant to each employment agreement described above, we retain proprietary rights in all intellectual property assets created, developed or conceived of by the officers while they are employed by us. Additionally, the officers are bound by non-competition and non-solicitation covenants during their term of employment and for varying periods of time thereafter.

                  The officers are entitled to participate in plans maintained from time to time by us for the benefit of our employees, including those pertaining to group life, accident, dental, prescription, sickness and medical, and long term disability insurance.


          COMPOSITION OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE


                  In 2002, the members of the Human Resources and Compensation Committee were Greg Wolfond, Lloyd Darlington, and James Dixon. We also have a Stock Option Committee, which consisted solely of Mr. Wolfond in 2002. See the "Stock Option Committee" in this section for a discussion of the Stock Option Committee's role.



                  No member of the Human Resources and Compensation Committee or the Stock Option Committee is a present officer or employee of the Corporation or any of its subsidiaries, and with the exception of Mr. Wolfond, no member of the Human Resources and Compensation Committee or the Stock Option Committee is a former officer or employee of the Corporation or any of its subsidiaries. In addition, Mr. Darlington has a relationship with Bank of Montreal that is described in the section titled, "Interests of Insiders in Material Transactions". See the "Corporate Governance" section for a more detailed discussion of the Human Resources and Compensation Committee, as well as a discussion of the Board of Directors' other committees.


                  During the year ended December 31, 2002, none of our executive officers served as a member of the board of directors, the compensation committee, or any similar committee of another entity, one of whose executive officers served on our Board of Directors, Human Resources and Compensation Committee or Stock Option Committee.


                        REPORT ON EXECUTIVE COMPENSATION

                  Our Human Resources and Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning the terms of the compensation packages provided to senior executive officers, including salary, bonus and awards under any new compensation plans that we may adopt in the future. The Human Resources and Compensation Committee also supervises the Stock Option Committee's administration of our Amended and Restated 2000 Stock Option Plan and establishes guidelines for the Stock Option Committee with respect to the granting of options to our employees and consultants.

                  Our executive compensation policies have been designed to attract, motivate and retain the key talent necessary for us to be successful in the highly competitive business environment in which we operate. Such policies have been designed to recognize and reward individual performance and provide compensation levels which are competitive with Canadian and U.S. companies of comparable size and type, and which face similar operating and financial issues.

                  The Human Resources and Compensation Committee's policy is to offer our executive officers competitive compensation opportunities based on overall company performance, individual contribution to our financial success and their personal performance in helping to build our company and position it for long-term growth. In making its determinations, the Human Resources and Compensation Committee also considers reports from independent professional compensation advisors. The compensation for the Chief Executive Officer and certain other of our executive officers is decided in accordance with these compensation policies and with consideration to the employment agreements that we have entered into with them.

                  The key components of each executive officer's compensation package are: (i) base salary; (ii) short-term compensation incentives; and (iii) long-term compensation incentives. The amount of emphasis on each of these components varies depending on the executive officer.

BASE SALARY

                  Executives' salaries and benefits are intended to approximate median competitive levels for similar positions in comparable Canadian and U.S. technology companies. Consideration is given by the Human Resources and Compensation Committee to the particular executive officer's experience, personal performance, leadership, contribution to our business generally and achievement of annual specific objectives. Annual specific objectives are based on the achievement of financial and non-financial metrics that may be identified by the CEO.

SHORT-TERM COMPENSATION INCENTIVES

                  Certain executive officers receive a portion of their annual compensation in the form of bonuses. Bonuses are subject to the executive's overall contribution and performance and to achieving certain annual operating targets that are currently being developed by the Human Resources and Compensation Committee. For the year ended December 31, 2002, it was decided by the Human Resources and Compensation Committee that no bonuses would be paid to executive officers given the performance against annual operating targets.

LONG-TERM COMPENSATION INCENTIVES

                  Our long-term incentive compensation for executive officers is provided through grants of stock options under our stock option plans. See "Stock Option Plans" for details regarding these plans. Our stock option plans are administered by the Stock Option Committee of our Board of Directors, subject to option grant guidelines that were developed by the Human Resources and Compensation Committee. The number of stock options granted is based on each individual's salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual.

                  Senior executives other than the named executives referred to in the Summary Compensation Table below have each received option grants, in accordance with option grant criteria developed by the Human Resources and Compensation Committee with the advice of employment benefits consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

                  Our Chief Executive Officer's compensation consists of base salary, bonuses and stock options as determined by the Human Resources and Compensation Committee. In 2002, the Chief Executive Officer was paid a base salary of $315,000 and he received a special grant of 600,000 options under our Amended and Restated 2000 Stock Option Plan. He also received $150,000 as a temporary salary adjustment in order to compensate him for the unusual amount of travel that was required of him in 2002 as a result of the closure of our offices in Austin, Texas. His target bonus was set at 60% of his base salary, but he did not receive a bonus in 2002. The determination of the Chief Executive Officer's remuneration, including whether he will earn a bonus for a given period, rests on factors such as job performance, our financial performance, and external competitive pay practices of other Canadian and U.S. companies of comparable size and type. The comparison of the Chief Executive Officer's compensation to similar Canadian and U.S. companies involves a number of factors, including the relative size of the companies, their financial performance and share price, the duties of the Chief Executive Officer and other circumstances the Human Resources and Compensation Committee considers relevant in making its determination. When appropriate, the Human Resources and Compensation Committee also bases its determination of the Chief Executive Officer's compensation on advice obtained from time to time from employment benefits consultants.

EXECUTIVE COMPENSATION

                  The compensation of our other executive officers is determined by the Human Resources and Compensation Committee. Other than salaries set by employment agreements, salaries are set by the Committee based on the recommendation of the Chief Executive Officer. In making its determinations, the Committee considers reports from independent professional compensation advisors, the executive's experience and established or expected performance. Benefits and other compensation are also provided to executives.

                  This report is presented by the members of the Human Resources and Compensation Committee, namely:

Lloyd F. Darlington, Chairman
James D. Dixon
Gregory H. Wolfond

STOCK PRICE PERFORMANCE GRAPH

                  The following graphs illustrate a comparison of the cumulative total stockholder returns (change in stock price plus reinvested dividends, if any) of:


         in the first graph (using US dollars):

                  -        the Nasdaq Composite Index (NASDAQ);
                  -        the Nasdaq Computer Index (IXCO); and
                  -        the Corporation's Common Shares as traded on Nasdaq
                           (SVNX); and

         in the second graph (using Canadian dollars):

                  -        the S&P/TSX Composite Total Return Index (TSX); and
                  -        the Corporation's Common Shares as traded on the TSX
                           (SVN),
from our initial public offering on January 28, 2000 to December 31, 2002.

                  The graphs assume that $100 was invested on January 28, 2000 in our Common Shares and in each of the comparison indices, and assume that all dividends paid were reinvested. The comparisons in the graphs are required by applicable Canadian and U.S. securities laws and are not intended to forecast or be indicative of possible future performance of our Common Shares.

            COMPARISON OF $100 INVESTMENT IN NASDAQ COMPOSITE INDICES

                                   [GRAPHIC]


                     TABLE SHOWING DATA USED IN NASDAQ GRAPH


           ------------------- ------------------- ------------------- ------------------ ------------------
                                    01/28/00            12/29/00           12/31/01           12/31/02
           ------------------- ------------------- ------------------- ------------------ ------------------
                  SVNX              $100.00              $23.24              $3.43              $0.70
           ------------------- ------------------- ------------------- ------------------ ------------------
                 NASDAQ             $100.00              $63.31             $50.23             $34.72
           ------------------- ------------------- ------------------- ------------------ ------------------
                  IXCO              $100.00              $51.60             $41.55             $28.65
           ------------------- ------------------- ------------------- ------------------ ------------------

         COMPARISON OF $100 INVESTMENT IN S&P/TSX COMPOSITE RETURN INDEX

                                   [GRAPHIC]

                      TABLE SHOWING DATA USED IN TSX GRAPH


           ------------------- ------------------- ------------------- ------------------ ------------------
                                    01/28/00            12/29/00           12/31/01           12/31/02
           ------------------- ------------------- ------------------- ------------------ ------------------
                  SVN               $100.00              $24.69              $3.77              $0.79
           ------------------- ------------------- ------------------- ------------------ ------------------
                  TSX               $100.00             $102.98             $90.04             $78.84
           ------------------- ------------------- ------------------- ------------------ ------------------



                  The stock performance graphs above will not be deemed to be incorporated by reference into any filing by us under the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.


                        DIRECTORS AND OFFICERS INSURANCE

                  We have purchased and maintain a policy of insurance for the benefit of our directors and officers, as permitted by the OBCA. This policy insures the directors and officers against certain liabilities incurred by them in their capacities as our directors and officers, or in their capacities as directors and officers of other corporations where they have acted in that capacity at our request, except where such liability relates to the failure by the director or officer to act honestly, in good faith and with a view to our best interests or the best interests of such other corporation, as the case may be. The policy provides for $20,000,000 of coverage per loss and in the annual aggregate, for which we pay an annual premium of $1,308,150 subject to a deductible of $500,000 per securities claim and $150,000 per other claim.

                  We have also purchased a six-year run off endorsement for the former directors and officers of TANTAU Software Inc., which covers acts and omissions occurring prior to our acquisition of TANTAU Software, Inc. The policy provides for $3,000,000 of coverage per loss, for which we paid a premium of $40,000 for the entire six-year period.


                            COMPENSATION OF DIRECTORS

                  We compensate directors who are not also executive officers for serving on the Board of Directors at a rate of $1,000 per board meeting and $500 per committee meeting, payable semi-annually in June and December. As compensation in connection with his transition from being chairman and chief executive officer to chairman, Mr. Wolfond received CDN$82,319 (approximately $51,517) in 2002. We also reimburse directors for reasonable out-of-pocket expenses for attending board and committee meetings. In addition, under our current compensation arrangements, members of the Board of Directors who are not our executive officers are granted options to purchase 50,000 Common Shares upon joining the Board and receive subsequent annual grants of options upon re-election to the Board at the annual meeting of shareholders. These options have an exercise price that is equal to the fair market value of our Common Shares on the date prior to the date of the grant. In 2002, we granted, in the aggregate, 300,000 options to purchase Common Shares to our directors who are not also executive officers.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                  Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors, executive officers and persons who own more than 10% of the Corporation's Common Shares (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Corporation's Common Shares with the Securities and Exchange Commission. The Corporation believes, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2002, all of these reports were filed by the Reporting Persons on a timely basis.


                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

                  During fiscal 2002, the Board of Directors held 9 meetings, the Audit Committee held 4 meetings, the Human Resources and Compensation Committee held 5 meetings and the Corporate Governance Committee held 4 meetings. The Stock Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings.

                  During fiscal 2002, of the incumbent directors, none of the Corporation's directors attended fewer than 75% of the aggregate of:

                  (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and

                  (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

                  The TSX has adopted 14 guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members. Companies whose securities are listed on the TSX are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming with the Guidelines is not itself a requirement of listing.

                  To maintain high standards of corporate governance in a rapidly changing environment, our governance processes are subject to ongoing review and assessment by the Corporate Governance Committee of the Board of Directors and have been benchmarked relative to the Guidelines, as required by the TSX. For the purposes of these Guidelines, the TSX has defined an "unrelated director" to mean a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to our best interests, other than interests and relationships arising from his or her ownership of Common Shares.

                  The Corporate Governance Committee consists of two directors, Barry Reiter and Lloyd Darlington, both of whom are non-management directors and are "unrelated" directors (as discussed below) under the Guidelines. The Committee's mandate is to promote board effectiveness. In addition, the Board and management believe that good corporate governance requires a company culture that supports the maintenance of sound ethics, integrity, judgment and values throughout the organization.

The following table indicates how our system of corporate governance aligns with the Guidelines:





            TSX CORPORATE
         GOVERNANCE GUIDELINE                                               COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
1.   The Board of Directors should
     explicitly assume responsibility
     for stewardship of the
     Corporation, and specifically
     assume responsibility for:


            TSE CORPORATE
         GOVERNANCE GUIDELINE                                               COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
     (a) Adoption of measures for          We align with this Guideline.  Management has established processes to
         receiving and addressing          monitor shareholder feedback through its Investor Relations Department.
         shareholder feedback              Management reports this information back to the Board of Directors.  The
                                           Corporate Governance Committee and the Board of Directors ensure that investor feedback is considered in management's development of corporate strategy and business planning objectives.

     (b) Adoption of a strategic           We align with this Guideline. A formal strategic planning process
         planning process                  exists, as the Board of Directors meets annually for a full-day strategy session. The Board of Directors, either as a whole or through various committees, also holds meetings from time to time which focus on specific strategic matters.

     (c) Identification of principal       We align with this Guideline. The Audit Committee and the Board of
         risks, and implementing risk      Directors have specifically identified our principal operational and
         management systems                strategic risks and are continually working with management in the development of appropriate risk management systems. The Audit Committee has been delegated the responsibility to work with management and external professional advisers to establish and implement a formal risk management process.

     (d) Succession planning and           We align with this Guideline, as our Human Resources and Compensation
         monitoring senior                 Committee reviews and reports to the Board of Directors on succession
         management                        planning matters at least annually. The Board of Directors defines its expectations of management by establishing management performance objectives, conducting annual performance assessments of management and establishing annual compensation and bonus levels based on actual performance to objectives.
                                           The Board of Directors also receives operational reports at least quarterly to ensure accountability of senior management and is working with senior management to ensure that succession planning and human resources strategies are finalized and implemented.

     (e) Communications policy             We align with this Guideline. The Board of Directors has verified through the establishment of a formal Disclosure Policy that procedures are in place to ensure effective communication between us and our stakeholders and the public.
                                           We promptly provide full, true and plain disclosure of all material information, as required by law. In addition, all material press releases and other significant corporate disclosures are reviewed by counsel prior to being disclosed. We have a Web site on which we post all of our press releases, SEC filings, SEDAR filings and other meaningful information. Our Investor Relations
                                           Department has also implemented procedures to enhance effective communication with our stakeholders and the public. For example, the Investor Relations
                                           Department maintains a distribution list of persons who have requested information about us and delivers to those persons all material press releases and financial information either by facsimile or by e-mail. We also hold quarterly meetings with analysts and institutional investors by telephone conference call, which are open to the financial press as well as the public
                                           (through simultaneous Webcasting). Recordings of the meetings are archived on our Web site for appropriate periods of time.

     (f) Integrity of internal control     We align with this Guideline. The Audit Committee is responsible for overseeing
         and management                    our internal control structure over financial reporting. This responsibility
         information systems               includes monitoring and reviewing accounting controls and policies, information gathering systems and management reporting. The external auditors report to the
                                           Audit Committee, when requested, on matters relating to internal control.


            TSE CORPORATE
         GOVERNANCE GUIDELINE                                               COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
2. A majority of directors should be       We align with this Guideline, as a majority of our directors (6 out of 7)
   "unrelated" (independent of             are independent from management and free from any interest, business or
   management and free from                other relationship that could, or could reasonably be perceived to,
   conflicting interest)                   materially interfere with the director's ability to act in our best interests (as such terms are used in the Guidelines).

                                           We do not have a "significant shareholder". The Guidelines define a
                                           "significant shareholder" as a shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

3. Disclose, for each director,            Mr. Wolfond (Chairman of the Board of Directors) and one of our founders,
   whether he or she is related, and       is unrelated for the purposes of this Guideline. Since January 2002,
   how that conclusion was reached         Mr. Wolfond is no longer a full time employee of the Corporation, but he continues to serve as Chairman of the Board.

                                           Mr. Sims (Chief Executive Officer) is related in light of the management position that he holds with us.

                                           Mr. Darlington (Head of E-Business of Bank of Montreal) is unrelated for the purposes of this Guideline. The agreements between Bank of Montreal and us do not interfere with Mr. Darlington's ability to act in our best interests.

                                           Mr. Dixon is unrelated for the purposes of this Guideline. The agreements between Bank of America and us do not interfere with Mr. Dixon's ability to act in our best interests.

                                           Mr. Giffen is unrelated for the purposes of this Guideline, as he is independent from management and is free from any interest and any business or other relationship that could interfere with his ability to act in our best interests.

                                           Mr. Reiter (Chairman of the Technology Group at Torys LLP) is unrelated for the purposes of this Guideline. The legal services provided by Torys LLP to us do not interfere with Mr. Reiter's ability to act in our best interests.

                                           Mr. Aragona (a general partner of the limited partnership that is the general partner of the Austin Ventures entities that own Common Shares) is unrelated for the purposes of this Guideline. The agreements between Austin
                                           Ventures and us do not interfere with Mr. Aragona's ability to act in our best interests.


            TSE CORPORATE
         GOVERNANCE GUIDELINE                                               COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
4.   (a) Appoint a committee of            We align with this Guideline, as the Corporate Governance Committee has
         directors responsible for         the mandate to:
         proposing to the full Board
         of Directors new nominees         -   annually recommend candidates for the Board of Directors;
         for election to the board
         and for assessing directors       -   review credentials of nominees for election;
         on an ongoing basis
                                           -   recommend candidates for filling vacancies on the Board of
                                               Directors; and

                                           -   ensure qualifications are maintained.

                                           The Corporate Governance Committee, in conjunction with external advisors, is developing a process for the assessment of the members of the Board of
                                           Directors on an ongoing basis.

                                           The members of the Corporate Governance Committee are Mr. Reiter and Mr.
                                           Darlington, both of whom are non-management and unrelated for the purposes of this Guideline.

                                           The Corporate Governance Committee considers and evaluates potential new candidates for the Board of Directors on an ongoing basis in light of the opportunities and risks facing the Corporation, and the competencies, skills and personal qualities that are desirable to add value to the
                                           Corporation. The Corporate Governance committee will consider nominees recommended by shareholders. The names and biographies of any such proposed nominees should be sent to 724 Solutions Inc., 4101 Yonge
                                           Street, Suite 702, Toronto, ON Canada M2P 1N6, Attention: Eric Lowy,
                                           General Counsel and Corporate Secretary.

     (b) Is this nominating committee      We align with this Guideline, as the Corporate Governance Committee is
         composed exclusively of           composed exclusively of outside, unrelated directors, as such terms are
         outside (non-management)          used in this Guideline.
         directors, a majority of
         whom are unrelated

5.   Implement a process for assessing     We align with this Guideline, as our Corporate Governance Committee is
     the effectiveness of the Board of     mandated to monitor the quality of the relationship between management
     Directors, its committees and         and the Board of Directors and to assess the effectiveness of the
     individual directors                  Board, its committees and individual directors, and recommend improvements. The Corporate Governance Committee, in conjunction with external advisors, is considering a more formalized process for the assessment of the directors.

6.   Provide an orientation and            We align with this Guideline, as we have developed and implemented
     education program for new             orientation materials and procedures for new directors. In this regard,
     directors                             a Board of Directors Manual is provided to all new Board members.

                                           Reports and orientation materials relating to our business and affairs are provided to new directors. New directors also have access to fellow directors and senior management who also assist new directors to understand the contribution individual directors are expected to make, including in particular, the commitment of time and energy that the
                                           Corporation expects of its directors.




            TSE CORPORATE
         GOVERNANCE GUIDELINE                                               COMMENTS
---------------------------------------    ---------------------------------------------------------------------------
7.   Examine board size with a view        We align with this  Guideline. The Board of Directors has considered this
     to determining the impact of the      issue and is of the view that its size and composition are suited to our
     number of directors upon board        circumstances and allow for the efficient functioning of the Board of
     effectiveness and where               Directors as a decision-making body and the appropriate staffing of
     appropriate, undertake a program      committees (in accordance with these Guidelines) to which active mandates
     to reduce the number of               have been delegated.
     directors to a number that will
     facilitate more effective
     decision making

8.   The Board of Directors should         We align with this Guideline, as our Human Resources and Compensation
     review compensation of directors      Committee is mandated to review and recommend to the Board of Directors
     in light of risks and                 proposals for the remuneration of directors. The Committee considers time
     responsibilities involved in being    commitment, responsibilities and fees paid by our peer group in determining
     a director                            remuneration. See "Executive Compensation - Compensation of Directors."

                                           The members of the Human Resources and Compensation Committee are Mr.
                                           Darlington, Mr. Dixon and Mr. Wolfond, all of whom are non-management and outside directors for the purposes of this Guideline.

9.   Committees of the Board of            Our Corporate Governance Committee, Human Resources and Compensation
     Directors should generally be         Committee, Audit Committee and Stock Option Committee (which are
     composed of outside (non-             addressed in different sections of this table) are aligned with this
     management) directors, a majority     Guideline.
     of whom are unrelated

10.  The Board of Directors should         We align with this Guideline, as our Corporate Governance Committee is
     expressly assume responsibility       generally mandated to be responsible for developing policies and
     for, or assign to a committee the     implementing procedures related to the Board of Directors' governance of
     general responsibility for, the       the Corporation. Included in its mandate is responsibility for:
     Corporation's approach to             developing and monitoring our approach to corporate governance issues,
     corporate governance issues           establishing procedures for the identification of new nominees to the
                                           Board of Directors, developing and implementing orientation procedures for new directors and assessing the effectiveness of the Board of
                                           Directors and its committees.

11.  (a) Define limits to
     management's responsibilities by
     developing mandates for:

         (i) the Board of Directors        We align with this Guideline.  The Board of Directors has formalized its governance mandate through the adoption of a written mandate that defines its stewardship responsibilities.  The Board of Directors' principal responsibilities are: to approve corporate strategies and goals; to ensure that effective communications systems are in place between us, our stakeholders, and the public; to supervise and evaluate management, including the establishment of appropriate limitations on the authority of our executives; to provide oversight of the conduct of the business;
                                           and to monitor organizational performance against those goals and executive limitations.  This mandate is to be carried out in a manner that protects our value and provides ongoing benefit to our shareholders.  In addition, the Board of Directors has formally articulated executive limitations on the authority of our executives regarding the conduct of the business.

                                           In addition, all matters of policy and all actions proposed to be taken by us which are not in the ordinary course of our operations require prior approval of the Board of Directors or of a board committee to which appropriate authority has been delegated by the Board of Directors. In particular, the Board of Directors approves the appointment of all executive officers, the long-term strategic plans and the annual budget and capital plan.

            TSE CORPORATE
         GOVERNANCE GUIDELINE                                               COMMENTS
---------------------------------------    ---------------------------------------------------------------------------




         (ii) the CEO                      We align with this Guideline.  The Board of Directors sets objectives for the CEO, and reviews performance against those objectives at least annually.  These objectives include the general mandate to maximize shareholder value and to fulfil our strategic plans.  The CEO is also required to formulate and propose to the directors the various strategies regarding product marketing, target markets (geographic and vertical) as well as the strategies regarding our corporate structure and future acquisitions.

     (b)  The Board of Directors           We align with this Guideline, as the CEO's objectives, as noted above,
          should approve the CEO's         are reviewed and approved by the full Board of Directors on an annual
          corporate objectives             basis.

     (c)  Establish procedures to          We align with this Guideline, as we have instituted structures and
          enable the Board of              processes to facilitate the functioning of the Board of Directors
          Directors to function            independently of management, such as maintaining a chairman who is not a
          independently of                 member of management. The Board of Directors meets independently of
          management                       management on a regularly scheduled basis and otherwise when needed. The
                                           Board of Directors has assigned certain of its responsibilities to the Corporate Governance Committee,  which ensures that the Board of
                                           Directors functions independently of management and fulfils its responsibilities under our system of corporate governance, and has established an Audit Committee with a broad mandate (see item 13 below).

13.  (a) Establish an audit committee      We align with this Guideline, as we have established an Audit Committee
         with a specifically defined       that is mandated to: oversee the retention, independence, performance and
         mandate                           compensation of our independent auditors and the establishment and oversight of our systems of internal accounting and auditing control. In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The Audit Committee is permitted and encouraged to consult with management, internal accountants, and our independent auditors on matters related to our annual audit and the internal controls, published financial statements, accounting principles and auditing procedures. In accordance with Nasdaq's listing standards, we have adopted a formal charter for the Audit Committee that details its mandate, a copy of which is attached to this Management Information Circular and Proxy Statement.

                                           The members of the Audit Committee are currently Mr. Giffen, Mr. Aragona, and Mr. Darlington, all of which are non-management and unrelated directors for the purposes of this Guideline. All of the members of the Audit Committee are financially literate as (i) Mr. Darlington has held many senior executive positions with the Bank of Montreal since 1980, (ii) Mr. Aragona is a senior venture capitalist with a background in economics and business, and (iii) Mr.
                                           Giffen has served as a consultant and chief financial officer in the past and is a Chartered Accountant. Mr. Giffen's experience also qualifies as accounting and related financial experience.

    (b) All members of the Audit          We align with this Guideline, as all members of the Audit Committee are
        Committee should be               non-management directors for the purposes of this Guideline.
        non-management directors

14.  Implement a system to enable         We align with this Guideline. A process has been formalized to enable
     individual directors to engage       individual directors to engage outside advisers, at our expense, with the
     outside advisers, at the             authorization of the Chairman of the Board. In addition, as noted above,
     Corporation's expense                the Audit Committee is permitted and encouraged to speak directly to our external  auditors  on matters  pertaining  to its  mandate  and to engage external auditors and advisors.

                 INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

                  No director or officer of the Corporation, nor any shareholder of record as of the date of this Management Information Circular and Proxy Statement who owned, of record or to our knowledge, more than 5% of the outstanding Common Shares, or any affiliate or associate thereof, had any material interest, direct or indirect, in any transaction during the last three fiscal years, or since the commencement of our current financial year, in any completed or proposed transaction which has materially affected or will materially affect us or any of our subsidiaries, other than the following:


BANK OF MONTREAL


                  Mr. Lloyd Darlington, who is a member of the Board of Directors, currently serves as President and Chief Executive Officer, Technology and Solutions (Bank of Montreal's technology division) and Head, E-Business, Bank of Montreal.

                  In April 1998 we entered into a technology licensing agreement with Bank of Montreal relating to our core product offering. The license is extendable annually at the option of the Bank of Montreal. With each extension, Bank of Montreal's license will include specified technology that is generally provided to or intended to be generally provided to our customers during that extension period. If Bank of Montreal does not extend the general license, it may specifically license specified types of additional technology from us that are made generally available to our customers. The fee for this additional technology will be equal to the lowest price at which this technology is made available to our other customers that process similar volumes of business with the 724 Platform.

                  The current term of the technology license agreement was extended from March 1, 2002 to March 1, 2003. Bank of Montreal has indicated that it has ceased the operation of its wireless services as of July 1, 2002.

                  Bank of Montreal will retain the right to use all of the technology previously licensed under the agreement, whether or not the license is extended at the end of any period.

                  Bank of Montreal's address is 55 Bloor Street West, 3rd Floor, Toronto, Ontario, M4W 3N5.

TORYS LLP

                  In 2002, we obtained legal services relating to international taxation and related corporate/commercial matters from Torys LLP, a New York/Toronto law firm. Mr. Barry Reiter, a member of the Board of Directors, is a partner of that firm.

                  Torys' address is 79 Wellington Street West, Ste 3000, Maritime Life Tower, P.O. Box 270, Toronto, Ontario, M5K 1N2.

REGISTRATION RIGHTS

                  In connection with our January 2001 acquisition of TANTAU Software, Inc., we terminated a registration rights agreement that we previously had with several of our initial investors, and entered into a new registration rights agreement. Three groups of our shareholders were granted registration rights under this agreement:

                  - our founder, Greg Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., who in the aggregate held more than 5% of our Common Shares as of February 14, 2003;

                  - several of our initial strategic investors, including Bank of America, Bank of Montreal, Citigroup and Sonera, who in the aggregate, as of March 1, 2003, held more than 15% of our Common Shares; and

                  - several former shareholders of TANTAU Software, Inc., including Austin Ventures.

                  Under this agreement, each of these three groups of shareholders described above received rights to require us to register their holdings of Common Shares under the applicable securities laws of the U.S. and/or Canada. Mr. Wolfond, together with Blue Sky Capital Corporation and 1319079 Ontario Inc., acting as a group, and our strategic investors, acting as a group, each obtained the right to demand that we effect such a registration. A demand from either Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., on the one hand, or the strategic investors, on the other hand, will enable the other two groups of shareholders to include their shares in that registration. In addition, if we commence the registration of our shares under specified circumstances other than as a result of a demand under the agreement, each of these three groups of shareholders will have the right to include their shares in that registration.

                  Each of Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., on the one hand, and the strategic investors, on the other hand, received the right to demand that we register shares on two separate occasions per group. A demand registration, together with the other shares included in that registration under the agreement, must provide for the resale of at least $20.0 million of our shares.

                  SHORT FORM REGISTRATIONS. Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., acting as a group, and the strategic investors, acting as a group, may require that we file a short-form registration statement to enable them to resell all or a portion of their shares. These registrations are unlimited in number, but we cannot be required to effect such a registration if we have registered shares after a demand under the agreement during the 180 day period before the new demand. A short-form registration of this kind must cover Common Shares amounting to at least $15.0 million.

                  TERMINATION OF REGISTRATION RIGHTS. The registration rights granted under the agreement will terminate as follows:

                  - in the case of Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., and in the case of our strategic investors:

                        -     in January 2004, or

                        - if earlier, the time at which their shares are generally freely tradable under U.S. and Canadian securities laws, and the aggregate ownership of the relevant shareholder is less than specified minimum amounts; and

                  - in the case of the former shareholders of TANTAU Software, Inc.:

                        -     in January 2004, or

                        - upon the transfer by that shareholder of our Common Shares to another party, or

                        - if the relevant shareholder holds less than specified minimum amounts.

                  PRIORITY IN UNDERWRITTEN OFFERINGS. If shares are registered under the agreement in an underwritten offering in which the managing underwriter advises us that market conditions require us to limit the number of shares that may be sold in that offering, the agreement provides for an allocation of the shares to be sold between us, the shareholders that are parties to the agreement, and any other shareholders that are including shares in that registration.

                  EXPENSES AND INDEMNIFICATION. We are generally required to pay the expenses of any registration required to be made under the agreement, although the shareholders will be responsible for the payment of their own brokerage fees or underwriting expenses in connection with any sale. Under some circumstances, we will be required to indemnify the shareholders that are parties to the agreement for any liabilities arising under applicable securities laws in connection with a registration of their shares.

                  ADDITIONAL REGISTRATION RIGHTS. The agreement limits our ability to grant specified types of registration rights deemed to be superior to, or greater than, some of the rights provided in the agreement.


                          REPORT OF THE AUDIT COMMITTEE

                  Our Audit Committee is described at item 13 under "Statement of Corporate Governance" above.


                  The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2002. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the SECURITIES ACT of 1933, as amended, or the SECURITIES EXCHANGE ACT of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

                  REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed our audited financial statements with management.

                  REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANT. The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of our financial statements.

                  The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP their independence from us.

                  CONCLUSION. Based on the review and discussions referred to above, the committee recommended to our Board of Directors that our audited financial statements be included in our annual Form 10-K report and our Annual Information Form for the fiscal year ended December 31, 2002.

                  This report is submitted by the members(1) of the Audit Committee of the Board of Directors, namely:

Lloyd Darlington, Chairman
Joseph Aragona
Barry Reiter


                             APPOINTMENT OF AUDITORS

                  Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, Toronto, Ontario, as our auditors to hold office until the next annual meeting of Shareholders and to authorize the Audit Committee to fix the remuneration of the auditors. KPMG LLP has audited our consolidated balance sheets as at December 31, 2002, and 2001, and the consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2002, 2001 and 2000, as stated in their report appearing in our Annual Report. KPMG LLP have been the auditors of the Corporation since March 1999.

                  Representatives of KPMG LLP are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

                  This resolution requires the approval of a majority of the votes cast in person or by proxy by the Shareholders who vote in respect of the resolutions at the Meeting.

AUDIT FEES

                  KPMG LLP billed us CDN$159,000 (approximately $103,350) in 2002 for professional services rendered for the audit of our annual financial statements and the review of financial statements included in statutory and regulatory filings.

TAX FEES

                  KPMG LLP billed us CDN$59,000 (approximately $38,350) in 2002 for professional services rendered for tax compliance, tax advice, and tax planning. The taxation advisory services provided related primarily to payroll taxation matters, taxation of stock options and preparation of corporate tax returns.

OTHER FEES

                  Other than the audit and tax services described above, KPMG LLP did not provide any other services to the Corporation in 2002.

                  The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence and is of the opinion that the provision of these services does not compromise their independence. All non-audit services provided by KPMG LLP must be approved by the Audit Committee.


----------------------
(1) Ian Giffen joined the Audit Committee as Chairman in February 2003. Barry Reiter resigned from the Audit Committee in February 2003.

             CONTINUANCE UNDER THE CANADA BUSINESS CORPORATIONS ACT

                  Shareholders will be asked at the Meeting to consider and, if deemed advisable, to pass a special resolution (the "Continuance Special Resolution"), the text of which is set out in Schedule B to this Management Information Circular and Proxy Statement, authorizing the continuance of the Corporation (the "Continuance") from the OBCA to the CANADA BUSINESS CORPORATIONS ACT (the "CBCA"), subject to regulatory approval. This means that the Corporation will continue its corporate existence governed by the laws of the CBCA rather than the OBCA. The Continuance will not affect the share capital in the Corporation in any way.


REASONS FOR THE CONTINUANCE

                  The principal reason for continuing the Corporation under the CBCA is to enable the Corporation to benefit from recent amendments to the CBCA which, among other things, reduce the number of directors of a corporation organized under that statute who must be resident Canadians to at least 25%, thus allowing the Corporation to seek Director candidates from a much broader pool of candidates. Currently, as a corporation organized under the OBCA, a majority of the Corporation's directors are required to be resident Canadians.

                  The Corporation is a global company with development and sales operations in North America, Europe and Asia. Customers and potential customers of the Corporation exist throughout the world. Management of the Corporation believes that the international nature of the Corporation's business requires that the Corporation have the flexibility to elect or appoint directors based on merit without the requirement that a majority of directors be resident Canadians. If the Continuance Special Resolution is approved and the Corporation is continued under the CBCA, in addition to the residency requirements of that statute, as a TSX-listed company, the Corporation will continue to be required to have at least two Canadian directors.

                  An additional benefit to the Corporation arising from the Continuance is that under the CBCA, unlike under the OBCA, the Board of Directors may hold any number of meetings at any place in or outside of Canada. The Board of Directors believes that the greater flexibility afforded the Corporation under the CBCA will enable it to schedule meetings in the United States where the Corporation has offices. Further, the Continuance is not expected to have any material business or tax consequences for the Corporation.

SUMMARY COMPARISON OF SHAREHOLDER RIGHTS

                  The CBCA provides shareholders substantially the same rights as are available to shareholders under the OBCA, including rights of dissent and appraisal, and rights to bring derivative actions and oppression actions. However, there are certain differences between the two statutes and the regulations made thereunder. The following is a summary of certain differences between the OBCA and the CBCA which management of the Corporation considers to be material to shareholders. THIS SUMMARY IS NOT AN EXHAUSTIVE REVIEW OF THE TWO STATUTES. REFERENCE SHOULD BE MADE TO THE FULL TEXT OF BOTH STATUTES AND THE REGULATIONS THEREUNDER FOR PARTICULARS OF ANY DIFFERENCES BETWEEN THEM, AND SHAREHOLDERS SHOULD CONSULT THEIR LEGAL OR OTHER PROFESSIONAL ADVISORS WITH REGARD TO THE IMPLICATIONS OF THE CONTINUANCE WHICH MAY BE OF IMPORTANCE TO THEM.

         (a) DIRECTOR RESIDENCY REQUIREMENTS. Under the OBCA, a majority of a company's directors must be resident Canadians. Under the CBCA, subject to certain exceptions which do not currently apply to the Corporation, at least 25% percent of a company's directors must be resident Canadians.

         (b) PLACE OF SHAREHOLDERS' MEETINGS. Under the OBCA, a shareholders' meeting may be held at such place in or outside Ontario (including outside Canada) as the directors may determine. Under the CBCA, a shareholders' meeting may be held at any place in Canada, or at a place outside Canada if such place is specified in the articles of the company. Accordingly, the draft articles of continuance attached as Schedule B to this Management Information Circular and Proxy Statement provide that shareholders' meetings may be held at any place within Canada or the United States or any city in Europe with a population of not less than 500,000.

         (c) SOLICITATION OF PROXIES. Under the OBCA, a person who solicits proxies, other than by or on behalf of management of the company, must send a dissident's proxy circular in prescribed form to each shareholder whose proxy is solicited and certain other recipients. Under the CBCA, proxies may be solicited other than by or on behalf of management of the company without the sending of a dissident's proxy circular if
                  (i) proxies are solicited from fifteen (15) or fewer shareholders, or (ii) if the solicitation is conveyed by public broadcast, speech or publication containing certain of the information that would be required to be included in a dissident's proxy circular. Furthermore, under the CBCA, the definition of "solicit" and "solicitation" specifically excludes (i) certain public announcements by a shareholder of how he or she intends to vote and the reasons for that decision, (ii) communications for the purpose of obtaining the number of shares required for a shareholder proposal, and
                  (iii) certain other communications made other than by or on behalf of management of the company, including communications by one or more shareholders concerning the business and affairs of the company or the organization of a dissident's proxy solicitation where no form of proxy is sent by or on behalf of such shareholders, by financial and other advisers in the ordinary course of business to shareholders who are their clients, or by any person who does not seek directly or indirectly the power to act as proxy for a shareholder. However, please note that each person subject to these provisions will need to determine whether the proxy requirements of the U.S. securities laws apply to any such communication.

         (d) RECORD DATE FOR SHAREHOLDERS' MEETINGS. Under the OBCA, where a company fixes a record date for the determination of shareholders entitled to vote at a shareholders' meeting and a shareholder transfers shares after the record date, the transferee of such shares is entitled to vote such shares at the meeting if the transferee establishes that he or she owns the shares and demands, not later than ten (10) days before the meeting, that his or her name be included in the list of shareholders entitled to vote at the meeting. If no record date is fixed and a list of shareholders entitled to vote at the meeting is prepared as of the date (the "deemed record date") preceding the date on which notice of the meeting is given, a transferee of shares after the deemed record date is entitled to vote such shares under similar circumstances. Under the CBCA, shareholders are entitled to vote only shares held by them on the record date or the deemed record date, as the case may be. Transferees of shares after the record date or the deemed record date, as the case may be, are not entitled to vote the transferred shares at the meeting.

         (e) NOTICE OF SHAREHOLDERS' MEETINGS. Under the OBCA, a public company must give notice of a meeting of shareholders not less than twenty-one (21) days and not more than fifty (50) days before the meeting. Under the CBCA, such notice must be provided not less than twenty-one (21) days and not more than sixty (60) days before the meeting. However, public companies incorporated under either statute are currently subject to the requirements of National Instrument 54-101 of the Canadian Securities Administrators which provides for minimum notice periods of greater than the minimum twenty-one (21) day period in either statute.

         (f) TELEPHONIC OR ELECTRONIC MEETINGS. Under the OBCA, a company's articles or by-laws need not expressly permit the holding of meetings of shareholders by telephonic or electronic means in order to do so. Under the CBCA, a meeting of shareholders' may be held by telephonic or electronic means (and shareholders may participate in and vote at the meeting by such means) only if permitted by the articles or by-laws of the company. If a company provides shareholders with a telephonic, electronic or other means of communication that permits all participants to communicate adequately with each other during the meeting, then any person entitled to attend the meeting may participate by such means. In addition, if the company's by-laws so provide, a meeting of shareholders may be held entirely by such means. It is proposed that the Corporation's by-laws following the Continuance will permit a meeting of shareholders to be held entirely by such means. See "Adoption of New By-Law No. 1" below.

         (g) SHAREHOLDER PROPOSALS. Under the OBCA, only registered shareholders may submit shareholder proposals relating to matters which the shareholder wishes to raise at a shareholders' meeting. Under the CBCA, shareholder proposals may be submitted by both registered and beneficial shareholders, provided that (i) the shareholder must have owned, directly or beneficially, for at least six (6) months prior to the submission of the proposal, voting shares at least equal to 1% of the total number of outstanding voting shares of the company or whose fair market value is at least $2,000, or (ii) the proposal must have the support of persons who in the aggregate have owned, directly or beneficially, such number of voting shares for such period.

         (h) REGISTERED OFFICE. Under the OBCA, a company's registered office must be in Ontario and may be relocated to a different municipality only with shareholder approval. Under the CBCA, a company's registered office may be at any place in Canada and may be relocated within a province by resolution of the directors. The draft articles of continuance attached as Schedule B to this Management Information Circular and Proxy Statement provide that the registered office of the Corporation shall be in Ontario.

         (i) SETTING SIZE OF BOARD. Under the OBCA, the directors of a company can only set the size of the board (within the minimum and maximum specified in the articles) if empowered to do so by a special resolution of the shareholders. Under the CBCA, the directors can do so without the shareholders' resolution.

         (j) ACCESS TO INFORMATION. Shareholders under the CBCA have a right of access to the minutes of meetings at which directors make mandatory disclosure of material interests in transactions and contracts that involve the company.

         (k) QUORUM OF DIRECTORS' MEETINGS. Both the CBCA and OBCA state that quorum of directors meetings consists of a majority of directors or the minimum number of directors required by the articles, although the OBCA also stipulates that in no case may quorum be less than 2/5 of the directors or the minimum number of directors. Further, while the OBCA requires that a majority of the directors present be resident Canadians, the CBCA requires only that 25% of the directors present (or at least one if less than four directors are appointed) be resident Canadians.

         (l) FINANCIAL ASSISTANCE. The OBCA requires disclosure of financial assistance given by a company in connection within the purchase of shares of the company or its affiliates, or to shareholders, beneficial shareholders, directors, officers or employees of the company and its affiliates. The CBCA has no such requirement.

         (m) CORPORATE RECORDS. The OBCA and related Ontario statutes require records to be kept in Ontario. The CBCA permits corporate and accounting records to be kept outside of Canada, although there are still requirements to keep records and books of account within Canada under the INCOME TAX ACT and other statutes administered by the Minister of National Revenue (such as the EXCISE TAX ACT). Companies are also required to provide access to their records at a location in Canada, by computer terminal or other technology.

ARTICLES OF CONTINUANCE

                  If the Continuance is approved by shareholders, the Corporation intends to file with the Director under the CBCA articles of continuance in the form of the draft articles attached as Schedule B to this Management Information Circular and Proxy Statement.

ADOPTION OF NEW BY-LAW NO. 1


                  The board of directors has passed a resolution adopting, upon the effective date of the Continuance, By-Law No. 1 of the Corporation in the form attached as Schedule C to this Management Information Circular and Proxy Statement (the "CBCA By-Law"). The CBCA By-Law repeals and replaces the existing By-Law No. 1 and By-Law No. 2 of the Corporation (the "OBCA By-Laws"). The following is a summary of the significant differences between the CBCA By-Laws and the OBCA By-Law. Reference should be made to the full text of the CBCA By-Law attached as Schedule C to this Management Information Circular and Proxy Statement.



         (a) REFERENCES TO STATUTES. References in the OBCA By-Laws to the OBCA and other Ontario statutes have been replaced in the CBCA By-Law with references to the CBCA and the corresponding federal statutes, respectively.



         (b) ELECTRONIC MEETINGS AND OTHER MATTERS. The CBCA By-Laws contains certain provisions not in the OBCA By-Law relating to the acceptance of proxies, the execution of instruments and the giving of notice by electronic or certain other means. These provisions are consistent with recent amendments to the CBCA which provide for certain kinds of corporate activity to be conducted electronically. The CBCA By-Law also provides that the directors who call a meeting of shareholders of the Corporation may determine that such meeting shall be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.



                  The Continuance Special Resolution requires the approval of at least two-thirds (2/3) of the votes cast by shareholders in person or by proxy at the Meeting in respect of the resolution. The Board of Directors has determined that the proposed Continuance is in the best interests of the Corporation and its shareholders. The Board of Directors unanimously recommends that shareholders vote in favour of the Continuance Special Resolution set out in Schedule D to this Management Information Circular and Proxy Statement. In the absence of contrary instructions, the persons named in the accompanying form of proxy intend to vote any Common Shares represented by such proxy FOR the Continuance Special Resolution.

                  The Continuance Special Resolution provides that the Board of Directors is authorized, in its sole discretion, to abandon the application for a certificate of continuance, or determine not to proceed with the Continuance, without further approval of the Corporation's shareholders. In particular, the Board of Directors may determine not to present the Continuance Special Resolution to the Meeting or, if the Continuance Special Resolution is presented to the Meeting and approved, may determine not to proceed with completion of the Continuance and filing the articles of continuance under the CBCA. The Corporation will not proceed with the Continuance if a significant number of shareholders of the Corporation dissent in respect of the Continuance.



                  The shareholders are also being asked to ratify the CBCA By-Law approved by the directors of the Corporation, to be enacted only upon the Continuance of the Corporation under the CBCA. The Board of Directors recommends that shareholders vote in favour of the resolution ratifying the CBCA By-Law ("By-Law Resolution") set out in Schedule E attached. In the absence of contrary instructions, the persons in the accompanying form of proxy intend to vote any common shares represented by such proxy FOR the By-Law Resolution. The By-Law Resolution requires the approval of a majority of shareholder votes voted at the Meeting.


                                RIGHT TO DISSENT

                  Under the provisions of section 185 of the OBCA, a registered shareholder of the Corporation is entitled to send to the Corporation a written objection to the Continuance Special Resolution. In addition to any other right a holder of Common Shares may have, when the Continuance becomes effective, a registered shareholder of the Corporation who complies with the dissent procedure under section 185 of the OBCA (a "Dissenting Shareholder") is entitled to be paid the fair value of the Common Shares held by him in respect of which he dissents, determined as at the close of business on the day before the special resolution is adopted.



                  The dissent procedure provided by section 185 of the OBCA is summarized in Schedule F to this Management Information Circular and Proxy Statement. Holders of Common Shares who may wish to dissent are referred to such Schedule. A shareholder may only exercise the right to dissent under section 185 of the OBCA in respect of shares that are registered in that shareholder's name. Failure to comply strictly with the provisions of the OBCA may result in the loss or unavailability of the right to dissent.

                         CONSOLIDATION OF SHARE CAPITAL

                  The listing requirements as set out by The Nasdaq SmallCap Market ("Nasdaq") provide that the Corporation is required to maintain a minimum trading price for its Common Shares of $1.00 per share. The Corporation's Common Shares have been trading below this required minimum and, as a result, the Corporation has been advised by Nasdaq that the Corporation must cure its minimum trading price issue prior to June 9, 2003 in order to maintain its listing on Nasdaq. Accordingly, the Corporation proposes that, subject to obtaining all required approvals, the Corporation's issued and outstanding share capital be consolidated on a ten (10) old Common Shares for one (1) new Common Share basis (the "Consolidation"). This will assist the Corporation in maintaining its listing on Nasdaq, and may also assist the Corporation in increasing the attractiveness of the Common Shares as an investment.



                  As of March 1, 2003, the Corporation had 59,833,492 Common Shares issued and outstanding. Upon the proposed consolidation of the Corporation's Common Shares on a ten (10) for one (1) basis, the total amount of issued and outstanding Common Shares in the capital of the Corporation will be reduced to approximately 5,983,349 Common Shares. In addition, there are currently 7,484,083 Common Shares reserved for issuance pursuant to the Corporation's option plans, and there will consequently be approximately 748,408 Common Shares reserved for issuance under the option plans after the Consolidation. As the Company currently has an unlimited number of Common Shares authorized for issuance, the Consolidation will not have any effect on the number of Common Shares which remain available for future issuances. The Corporation has no current plans, proposals or arrangements that would involve the issuance of additional Common Shares (other than under its option plans); however, these plans could change in the future. The Corporation remains subject to the requirements of the TSX and Nasdaq, which may require shareholder approval for the issuance of Common Shares in certain circumstances, such as certain merger transactions.

                  The proposed Consolidation is anticipated to increase the market price of the Corporation's Common Shares on a per share basis by reducing the number of Common Shares outstanding. No assurance, however, can be given as to the effect of the Consolidation on the trading value of or market for the Corporation's Common Shares. Specifically, there can be no assurance that, after the proposed share Consolidation, the market price of our Common Shares will increase by a multiple equal to the ratio of the Consolidation, or result in the permanent increase in the market price, which is dependent upon many factors including the performance and prospects of the Corporation. Also, should the market price of a Common Share decrease, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than what would have occurred in the absence of the Consolidation. Furthermore, the possibility exists that the liquidity of the Common Shares could be adversely affected by the Consolidation. Finally, if the price of a Common Share declines as a result of the proposed Consolidation, this will detrimentally impact our market capitalization and the market value of our public float. Please note that, if approved, the Consolidation will result in some shareholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots are often higher than the costs of transactions in "round-lots" of even multiples of 100 shares.



                  The ten for one ratio was selected in order to help ensure that the Corporation will comply with Nasdaq's minimum trading price requirement for a substantial period of time, even if market prices for its Common Shares decline after the initial increase that is expected to result from the Consolidation.



                  The Consolidation of the Common Shares will not give rise to a capital gain or loss under the INCOME TAX ACT (Canada) for a shareholder who holds such shares as capital property. The adjusted cost base to the shareholder of the new Common Shares immediately after the consolidation will be equal to the aggregate adjusted cost base to the shareholder of the old Common Shares immediately before the Consolidation.



                  Under the U.S. Internal Revenue Code of 1986, as amended, no gain or loss should be recognized by a shareholder as a result of the proposed Consolidation. A shareholder's adjusted tax basis in its Common Shares after the Consolidation will be the same as such adjusted tax basis in the Common Shares to be consolidated. The holding period of the new Common Shares will include the holding period of the old Common Shares exchanged therefore. Please note that this discussion is applicable only to shareholders who hold their Common Shares as capital assets. This discussion does not address consequences which may apply to certain shareholders in light of their individual circumstances (such as persons subject to the U.S. alternative minimum tax) or to special classes of taxpayers (such as non-resident alien individuals and foreign entities, dealers in securities, insurance companies, and tax-exempt entities). This discussion also does not address any tax consequences of the proposed consolidation under state, local or foreign law (other than the matters of Canadian law discussed above). Accordingly, shareholders are urged and expected to consult their tax advisors as to the particular consequences to them of the consolidation.



                  The exercise price and the number of Common Shares of the Corporation issuable under any outstanding option plans and options of the Corporation, will be proportionately adjusted upon the implementation of the Consolidation.



                  Along with this Management Circular and Proxy Statement, the Corporation has sent letters of transmittal to holders of Common Shares for use in transmitting their share certificates to the Corporation's registrar and transfer agent, Computershare Trust Company of Canada, in exchange for new certificates representing the number of Common Shares of the Corporation to which such shareholder is entitled as a result of the Consolidation. PLEASE DO NOT SEND THE LETTER OF TRANSMITTAL OR SHARE CERTIFICATES UNTIL THE CORPORATION ANNOUNCES BY PRESS RELEASE THAT THE CONSOLIDATION WILL BECOME EFFECTIVE. No delivery of a new certificate to a shareholder will be made until the shareholder has surrendered their current issued certificates. Until surrendered, each share certificate formally representing old Common Shares of the Corporation shall be deemed for all purposes to represent the number of new Common Shares (being one-tenth the number represented on the old share certificate) to which the holder is entitled as a result of the consolidation.

                  No fractional shares will be issued in connection with the Consolidation. If, as a result of the Consolidation, the holder becomes entitled to a fractional share, such fraction will be rounded down to the nearest whole number.


ARTICLES OF AMENDMENT


                  If the proposed Consolidation is approved by shareholders, the Corporation intends to file the articles of amendment in the form of the draft articles attached as Schedule G.

                  Under the provisions of the Act, the proposal to proceed with a consolidation of share capital must be approved by a special resolution (the "Consolidation Special Resolution"), which requires that the resolution be passed by not less than two-thirds (2/3) of the votes cast by shareholders represented in person or by proxy at the Meeting. Unless otherwise indicated, the persons named in the accompanying form of proxy intend to vote FOR the Consolidation Special Resolution relating to the share consolidation. The text of the Consolidation Special Resolution, which will be submitted to shareholders at the Meeting, is set out in Schedule H.


                  The implementation of the Consolidation Special Resolution is conditional upon the Corporation obtaining the necessary regulatory consents. The Consolidation Special Resolution provides that the board of directors is authorized, in its sole discretion, to determine not to proceed with the proposed Consolidation, without further approval of the Corporation's shareholders. In particular, the board of directors may determine not to present the Consolidation Special Resolution to the Meeting or, if the Consolidation Special Resolution is presented to the Meeting and approved, may determine not to proceed with completion of the proposed Consolidation and filing the articles of amendment under the OBCA or CBCA, as the case may be.

                     APPROVAL OF THE SHAREHOLDER RIGHTS PLAN

RATIFICATION BY SHAREHOLDERS

                   At the Meeting, shareholders will be asked to ratify the Corporation's shareholder rights plan (the "Rights Plan"), the terms and conditions of which are set out in the Shareholder Rights Plan Agreement (the "Rights Agreement") dated as of February 10, 2003 between the Corporation and Computershare Trust Company of Canada, as rights agent.


                  The Rights Plan was considered and conditionally adopted by the Board of Directors on January 22, 2003 and made effective February 10, 2003, subject to shareholder approval. The TSX has already approved the Rights Plan and approval of the Rights Plan by the shareholders of the Corporation is still required by the TSX. The Rights Plan will terminate if the Rights Agreement is not ratified by shareholders at the Meeting. See "Shareholder Approval", below.


RECOMMENDATION OF THE BOARD OF DIRECTORS


                  The Board of Directors has concluded, for the reasons discussed below, that the Rights Plan is in the best interests of the Corporation and its shareholders and unanimously recommends that shareholders ratify the Rights Agreement by voting in favour of the resolution to be submitted to the Meeting.

BACKGROUND TO THE RIGHTS PLAN


                  Under applicable securities legislation in Canada, a take-over bid is generally understood to mean an offer to acquire outstanding voting or equity securities of a class of a corporation that, together with shares already owned by the bidder and certain parties related thereto, amount to 20% or more of the outstanding securities of that class. The existing legislative framework for take-over bids presents certain concerns for shareholders, which has led some Canadian companies to adopt shareholder rights plans. In particular, this framework permits a take-over bid to expire 35 days after it is initiated. The result is that shareholders may fail, in the absence of the Rights Plan, to realize the maximum value for their shares. The Board of Directors is of the view that shareholders, as well as the Board of Directors, need more than 35 days to consider a take-over bid and make a reasoned and careful decision regarding such bid, or to consider actual or possible competing take-over bids.



                  The purpose of the Rights Plan is to ensure adequate time for shareholders of the Corporation to assess the merits of a take-over bid without undue pressure. The Rights Plan is designed to give the Board of Directors time to consider alternatives, which may allow shareholders to receive full and fair value for their Common Shares. In addition, the Rights Plan will restrict creeping accumulations of shares through a combination of market purchases up to the 20% threshold and exempt acquisitions (such as pursuant to a private arrangement) that can be unfair to shareholders.



                  The Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Indeed, the Board of Directors believes that the Rights Plan remains an appropriate mechanism to ensure that the Board of Directors will be able to discharge its responsibility to assist shareholders in responding to a take-over bid.



                  In adopting the Rights Plan, the Board of Directors does not intend to prevent a change of control of the Corporation or to secure the continuance of current management or the directors currently in office. The Rights Plan is not part of a plan by management to adopt a series of anti-takeover measures. The Rights Plan does not preclude any shareholder from using the proxy mechanism under the OBCA, the CBCA and securities laws to promote a change in the management or direction of the Corporation, and has no effect on the rights of holders of outstanding Common Shares of the Corporation to requisition a meeting of shareholders in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their Common Shares.

                  Shareholder rights plans have been adopted by a number of publicly-held corporations in Canada. The terms of the Rights Plan are substantially similar to as those adopted by other major Canadian companies.

                  The proposal to ratify the Rights Plan is not being made in response to or in anticipation of any pending or threatened take-over bid for the Common Shares of the Corporation.


                  As a result of the Rights Plan, anyone wishing to take over the Corporation may be forced under certain circumstances to negotiate a transaction with our board and management or comply with certain bid criteria in order not to trigger the exercise of rights. The need to negotiate with the board or management or to comply with certain bid criteria could add complexity to a proposed takeover. For example, a proposed hostile bidder might have to bring court or regulatory proceedings to have the Rights Plan cease-traded. This could prolong the take-over process and, arguably, deter a potential bidder.

SUMMARY OF THE RIGHTS PLAN

                  The principal terms of the Rights Plan are summarized below. Capitalized terms used but not defined in this summary are used as defined in the Rights Agreement. The summary is qualified by reference to the actual provisions of the Rights Agreement.

RIGHTS

                  One Right will be issued and will attach to each outstanding Common Share of the Corporation. A Right only becomes exercisable upon the occurrence of a Flip-In Event, which is a transaction by which a person becomes an Acquiring Person and which otherwise does not meet the requirements of a Permitted Bid. Prior to a Flip-In Event, the Rights are priced at CDN$100 per share. If a Flip-In Event occurs, each Right issued under the Rights Plan thereafter will entitle all holders, other than the Acquiring Person, to purchase for CDN$100 per share that number of Common Shares of the Corporation having an aggregate market value equal to twice CDN$100 per share. This purchase will cause substantial dilution to the person or group of persons attempting to acquire control of the Corporation, other than by way of a Permitted Bid. The Rights expire on the termination of the Rights Plan, unless redeemed before such time.

ACQUIRING PERSON

                  An Acquiring Person is generally a person who becomes the beneficial owner of 20% or more of the outstanding Common Shares of the Corporation. Under the Rights Plan, there are various exceptions to the definition of Acquiring Person, including:

                  - a person who acquires 20% or more of the outstanding Common Shares due to (i) acquisitions of Common Shares by the Corporation, (ii) pro rata distributions of Common Shares by the Corporation, (iii) acquisitions of Common Shares upon exercise of Convertible Securities acquired pursuant to certain exempt transactions, (iv) an amalgamation, merger or other statutory procedure requiring shareholder approval, or (v) the issuance of Common Shares on an exempt private placement basis (subject to certain limits); and

                  - underwriters who obtain Common Shares for the purpose of a public distribution.

BENEFICIAL OWNERSHIP

                   The thresholds for triggering the Rights Plan are based on the percentage of shares that are Beneficially Owned by a person or its Affiliates or Associates. This is defined in terms of legal or equitable ownership of common shares. In addition, a person is deemed to be the Beneficial Owner of Common Shares in circumstances where that person or its Affiliates or Associates, and any other person acting jointly or in concert with such person, has a right to acquire Common Shares within 60 days. There are various exceptions to this definition set forth in the Rights Plan.

PERMITTED BID

                   If a Take-over Bid is structured as a Permitted Bid, a Flip-In Event will not occur and the Rights will not become exercisable. Permitted Bids must be made by means of a take-over bid circular and comply with the following:

                  - the Take-over Bid must be made to all shareholders other than the bidder;

                  - the Take-over Bid must not permit the bidder to take up any Common Shares that have been tendered pursuant to the Take-over Bid prior to the expiry of a period not less than 60 days after the Take-over Bid is made, and then only if at such time more than 50% of the Common Shares held by the Independent Shareholders (which term generally includes shareholders other than the bidder, its Affiliates, Associates and persons acting jointly or in concert with the bidder), have been tendered pursuant to the Take-over Bid and not withdrawn;

                  - the Take-over Bid must contain an irrevocable and unqualified provision that, unless it is withdrawn, Common Shares may be tendered at any time during the 60 day period referred to in the immediately preceding paragraph and that any Common Shares deposited pursuant to the Take-over Bid may be withdrawn until they have been taken up and paid for; and

                  - the Take-over Bid must contain an irrevocable and unqualified provision that, if more than 50% of the Common Shares held by Independent Shareholders are tendered pursuant to the Take-over Bid within the 60-day period, then the bidder must make a public announcement of that fact and the Take-over Bid must then remain open for an additional 10 business days from the date of such public announcement.

                  The Rights Plan also allows a Competing Permitted Bid to be made while a Permitted Bid is in existence. A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made, but prior to its expiry, that satisfies all of the requirements of a Permitted Bid, except that
(i) no Common Shares will be taken up or paid for until the later to occur of the date which is generally 35 days after the date the Take-over Bid is made and the 60th day after the date of the Permitted Bid that is then outstanding, and
(ii) at the close of business on the date Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been tendered in such Take-over Bid and not withdrawn. If this 50% requirement is satisfied, the applicable bidder must make a public announcement of that fact and the Take-over Bid must remain open for tenders of Common Shares for at least ten business days after the date of such public announcement.


                  The requirements of a Permitted Bid and a Competing Permitted Bid enable shareholders to decide whether the Take-over Bid or any Competing Permitted Bid is adequate on its own merits, without being influenced by the likelihood that a Take-over Bid will succeed. Moreover, if there is sufficient support for a Take-over Bid such that at least 50% of the Common Shares held by Independent Shareholders have been tendered to it, a shareholder who has not yet tendered to that bid will have a further 10 business days in which to decide whether to withdraw its Common Shares from a Competing Take-over Bid, if any, and whether to tender to the Take-over Bid.


WAIVER AND REDEMPTION


                  Until the occurrence of a Flip-In Event as to which the Board of Directors has not issued a waiver, the Board of Directors may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 (subject to adjustment) per Right. In addition, until the occurrence of a Flip-In Event as to which the Board of Directors has not issued a waiver, the Board of Directors may determine to waive the application of the Rights Plan to any Flip-In Event.



                  The Board of Directors may also waive the application of the Rights Plan to any Flip-In Event if the board determines that the Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person and such Person has reduced its Beneficial Ownership of Common Shares such that at the time of the granting of a waiver, such Person is no longer an Acquiring Person. The Board of Directors will be deemed to have redeemed the Rights at the Redemption Price on the date that the Person making the Permitted Bid, Competing Permitted Bid or Take-over Bid in respect of which the Board of Directors has waived or been deemed to waive the application of the Rights Plan, has taken up and paid for the Common Shares pursuant to the applicable bid.


TERMINATION

                  The Rights Plan will expire, subject to certain conditions, at the close of the annual meeting of shareholders of the Corporation in 2004 and every one year anniversary thereafter and so on unless the continuation of the Rights Plan for each such one year period (or other period approved by the Independent Shareholders) is approved by the Independent Shareholders of the Corporation.

SHAREHOLDER APPROVAL

                  In order for the Rights Agreement to remain effective, the Rights Agreement must be ratified by a resolution passed by a majority of the votes cast by Independent Shareholders who vote at the Meeting. The text of the resolution is set out in Schedule I to this Management Information Circular and Proxy Statement. For this purpose, "Independent Shareholders" mean holders of Common Shares excluding (i) any Acquiring Person, (ii) an Offeror, with certain exceptions, (iii) any Affiliate or Associate of such Acquiring Person or Offeror; (iv) any person acting jointly or in concert with such Acquiring Person or Offeror; or (v) any trustee or administrator of any employee benefit plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of such plan direct the manner in which the shares are to be voted.

                  The Rights Plan has been filed with the Securities and Exchange Commission on our Form 8-K and is available to shareholders at the Commission's website, www.sec.gov.

                  The management representatives named in the attached form of proxy intend to vote the shares represented by such proxy FOR the resolution ratifying the Rights Plan, unless otherwise directed by the shareholder appointing them.


                              SHAREHOLDER PROPOSALS

                  Under applicable Canadian securities regulations, proposals of resolutions by shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received for inclusion in our Management Information Circular and Proxy Statement for such meeting by February 22, 2004. Such proposals submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act and intended to be presented at such meeting must be received not later than November 22, 2003, in order to be governed by such Rule. Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., 7th Floor, 4101 Yonge Street, Toronto, M2P 1N6,
Attention: Corporate Secretary.


                        AVAILABILITY OF CERTAIN DOCUMENTS

                  We will provide to any person, upon written request at any time:

                  (i) one copy of our current Annual Information Form together with one copy of any document, or the pertinent pages of any document, incorporated by reference therein;

                  (ii)     one copy of our annual report on Form 10-K;

                  (iii) one copy of our most recently filed comparative annual financial statements, together with the accompanying report of the auditors, and one copy of any of our interim financial statements that have been filed for any period after the end of our most recently completed financial year; and

                  (iv) one copy of our information circular for our most recent annual meeting of our shareholders which involved, among other agenda items, the election of directors,


provided that we may require the payment of a reasonable charge if the request is made by a person who is not a securityholder of us, or in connection with any request for the exhibits that have been filed with our annual report on Form 10-K. Written requests for a copy of the above-noted documents should be directed to 724 Solutions Inc., 7th Floor, 4101 Yonge Street, Toronto, M2P 1N6,
Attention: Investor Relations.


                           INCORPORATION BY REFERENCE

                  The following information set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2002 is hereby incorporated by reference:

                  - the audited financial statements set forth therein, including the report of KPMG LLP thereon;

                  - the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and

                  - the information set forth under the caption "Quantitative and Qualitative Disclosures about Market Risk".

                  All of such information is set forth in the annual report to shareholders that has been mailed together with this Management Information Circular and Proxy Statement.


                         APPROVAL BY BOARD OF DIRECTORS

                  The undersigned, General Counsel and Corporate Secretary, certifies that the Board of Directors of the Corporation has approved the contents and sending of this Management Information Circular and Proxy Statement.


DATED the 21st day of March, 2003


                                       By Order of the Board of Directors




                                       /s/ Eric Lowy

                                       -----------------------------------
                                       ERIC LOWY

                                       General Counsel and Corporate Secretary

                                   SCHEDULE A
                       AUDIT COMMITTEE TERMS OF REFERENCE

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              OF 724 SOLUTIONS INC.

                               TERMS OF REFERENCE
                               ------------------

 I.      PURPOSE

         The Audit Committee (the "Committee") of 724 Solutions Inc. (the "Corporation") is a committee of the Board of Directors which has responsibility under the Corporation's governing legislation to review the financial statements, accounting policies and reporting procedures of the Corporation.

         The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

         The Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and the system of internal controls.

         - Monitor the independence and performance of the Corporation's external auditors and internal auditing.

         - Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

         The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

  II.    COMPOSITION

     - The Committee shall be comprised of three or more directors, each of whom shall be independent non-management directors, as determined by the Board of Directors. The composition of the Committee shall adhere to all applicable corporate laws and all requirements of the stock exchanges on which shares of the Corporation are listed. In particular, the composition of the Committee shall be in accordance with (i) Section 10A(m)(3) of the U.S. Securities Exchange Act of 1934, as amended, (ii) the NASDAQ listing standards regarding the composition of the Committee (including NASDAQ's concept of "independence") and the required qualifications and experience of the members of the

         Committee, and (iii) the TSX Corporate Governance Guidelines, subject to any exemptions or other relief that may be granted from time to time.

     - All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a "financial expert" in accordance with applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     - Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board (typically held immediately after the annual shareholders' meeting) or such other times as shall be determined by the Board and shall serve until the next such meeting or until their successors shall be duly elected and qualified. A majority of the members of the Committee shall be resident Canadians.

     - Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director. Subject to the foregoing, each member of the Committee shall hold such office until the next annual meeting of shareholders after his or her election as a member of the Committee.

     - The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

III.     MEETINGS

     - The Committee may appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary does not have to be a member of the Committee or a director and can be changed by simple notice from the Chairman.

     - No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a resolution in writing signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum. No business shall be conducted at a meeting of the Committee unless a majority of the members participating are Canadian residents.

     - The Committee will meet as many times as is necessary to carry out its responsibilities but in no event will the Committee meet less than four times a year. The Committee shall meet at least once annually with the external auditors, with management not present. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management at least quarterly to review the Corporation's financial statements.

     - The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board of Directors.

     - The Committee may invite to, or require the attendance at, any meeting of the Committee such officers and employees of the Corporation, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities. The internal and external auditors should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

     - Subject to the provisions of the Corporation's governing legislation and applicable regulations and stock exchange rules, if required for expediency or to prevent loss to the Corporation, the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee. In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Committee shall:

DOCUMENTS/REPORTS REVIEW

     - Review and recommend to the Corporation's Corporate Governance Committee any revisions or updates to this Charter for it to then put them forward for approval by the Board. This should be done periodically, but at least annually, as conditions dictate.

     - Review the interim unaudited quarterly financial statements and the annual audited financial statements, and the related press release of the Corporation and shall report thereon to the Board of Directors.

     - Satisfy itself, on behalf of the Board of Directors, that the Corporation's quarterly and annual audited financial statements are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

     - Satisfy itself, on behalf of the Board of Directors, that the information contained in the Corporation's quarterly financial statements, Annual Report to Shareholders and other financial publications, such as Management's Discussion and Analysis of Financial Condition and Results of Operations, the Annual Information Form and similar documentation required pursuant to the laws of the United States does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

     - Review any reports or other financial information of the Corporation submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

     - Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of the Corporation and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of the Corporation with the officers and auditors of the Corporation and its subsidiaries; (iii) to commission reports or supplemental information relating thereto; and any member of the Committee may require the auditors to attend any or every meeting of the Committee; and (iv) to engage such independent counsel and other advisors as are necessary in the Committee's determination.

     - Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of the Corporation and its affiliates or the reporting related thereto as the Board of Directors may from time to time see fit.

INDEPENDENT AUDITORS

     - Be directly and solely responsible for the appointment, compensation, and oversight of the work of the Corporation's independent auditors, with such auditors being ultimately accountable to the Board and the Committee.

     - Act as the Corporation's independent auditors' channel of direct communication to the Corporation. In this regard, the Committee shall, among other things, receive all reports from the Corporation's independent auditors, including the independent auditor's timely reports of:

         1.  all critical accounting policies and practices to be used;

         2. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Corporation's management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Corporation's independent auditor; and

         3. other material written communications between the independent auditor and the Corporation's management, such as any management letter or schedule of unadjusted differences.

     - Satisfy itself, on behalf of the Board of Directors, that the Corporation's auditors are "independent" of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies. In furtherance of the foregoing, the Committee shall request that the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASDAQ, and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

     - Be responsible for preapproving all audit and non-audit services provided by the Corporation's independent auditors; PROVIDED, HOWEVER, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

     - Review the performance of the Corporation's auditors and make recommendations to the Board of Directors as to whether or not to continue to engage those auditors.

     - Determine and review the remuneration of the Corporation's auditors and any independent advisors (including independent counsel) to the Committee.

     - Satisfy itself, on behalf of the Board of Directors, that the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board of Directors has been addressed and that there are no "unresolved differences" with the auditors.

FINANCIAL REPORTING PROCESSES AND RISK MANAGEMENT

     - Review the audit plan of the external auditors for the current year and review advice from the external auditors relating to management and internal controls and the Corporation's responses to the suggestions made therein.

     - Monitor the Corporation's internal accounting controls, informational gathering systems and management reporting on internal control.

     - Review with management and the auditors the relevance and appropriateness of the Corporation's accounting policies and review and approve all significant changes to such policies.

     - Satisfy itself, on behalf of the Board of Directors, that the Corporation has implemented appropriate systems of internal control over financial reporting and the safeguarding of the Corporation's assets and other "risk management" functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the Corporation's assets, management, financial and business operations and the health and safety of its employees and that these are operating effectively.

     - Review and approve the Corporation's Investment and Treasury policies and monitor compliance with such policies.

     - Establish procedures for the receipt and treatment of (i) complaints received by the Corporation regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by the Corporation's employees of concerns regarding questionable accounting or auditing.

LEGAL AND REGULATORY COMPLIANCE

     - Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by the Corporation and remitted to the appropriate authorities.

     - Without limiting its rights to engage counsel generally, review, with the Corporation's General Counsel, and if appropriate, principal external counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     - Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed and identifying those that require further work.

BUDGETS

     - Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

GENERAL

     - Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law and stock exchange rules, as the Committee or the Board of Directors deems necessary or appropriate.

                                   SCHEDULE B
                             ARTICLES OF CONTINUANCE


[LOGO] Industry Canada   Industrie Canada           FORM 11       FORMULE 11
                                                  ARTICLES OF     CLAUSES DE
       Canada Business   Loi canadienne sur les   CONTINUANCE     PROROGATION
       Corporations Act  societes par actions    (SECTION 187)   (ARTICLE 187)

-------------------------------------------------------------------------------
1--Name of the Corporation                Denomination sociale de la societe
   724 SOLUTIONS INC.


-------------------------------------------------------------------------------
2--The province or territory in Canada    La province ou le territorie au
   where the registered office is to      Canada ou se situera le siege
   be situated                            social

   Ontario

-------------------------------------------------------------------------------
3--The classes and the maximum number     Categories et le nombre maximal
   of shares that the corporation is      d'actions que la societe est
   authorized to issue                    autorisee a emettre

   An unlimited number of Common Shares and an unlimited number of Preference Shares, issuable in series. The rights, privileges, restrictions and conditions for each class of shares are set out in the attached
   Schedule A.

-------------------------------------------------------------------------------
4--Restrictions, if any, on share         Restrictions sur le transfert des
   transfers                              actions, s'il y a lieu

   There are no restrictions on the issue, transfer or ownership of shares.

-------------------------------------------------------------------------------
5--Number (or minimum and maximum         Nombre (ou nombre minimal et
   number) or directors                   maximal) d'administrateurs

   A minimum of three (3) and a maximum of twenty (20)

-------------------------------------------------------------------------------
6--Restrictions, if any, on business the  Limites imposees a l'activite
   corporation may carry on               commerciale de la societe, s'il
                                          y a lieu
   None

-------------------------------------------------------------------------------
7--(1) If change of name effected,        (1) S'il y a changement de
   previous name                          denomination sociale, indiquer la
                                          denomination sociale anterieure

   (2) Details of incorporation           (2) Details de la constitution

   Amalgamated under the BUSINESS CORPORATIONS ACT (Ontario) on July 7, 1999

-------------------------------------------------------------------------------
8--Other provisions, if any               Autres dispositions, s'il y a lieu

   See attached Schedule B

-------------------------------------------------------------------------------
Date                       Signature             7--Capacity of - En qualite de

-------------------------------------------------------------------------------
For Departmental Use Only  Printed Name -
A l'usage du ministere     Nom et lettres
seulement                  moulees

Corporation No.
No de la societe
-------------------------------------------------------------------------------

                     SCHEDULE A TO ARTICLES OF CONTINUANCE

PREFERENCE SHARES, ISSUABLE IN SERIES

1.   Directors' Right to Issue One or More Series

     The Preference Share may, from time to time, be issued in one or more series, each series to consist of such number of share as may before the issue thereof be determined by the board of directors of the Corporation and, subject to the filing of the prescribed Articles of Amendment with the Director appointed pursuant to the CANADA BUSINESS CORPORATIONS ACT and the issuance of a Certificate of Amendment in respect thereof, the board of directors of the Corporation (subject as hereinafter provided) fix, from time to time, before the issuance thereof, the designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares including, without limiting the generality of the foregoing, the rate of preferential dividends, the dates of payment thereof, the redemption price and terms and conditions of redemption (if any), conversion rights (if any), voting rights (if any) and any sinking fund or other provisions.

2.   Dividend and Distribution Preference

     The Preference Shares of each series shall be entitled to preference over the Common Shares of the Corporation and any other shares ranking junior to the Preference Shares, in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs and may also be given such other preferences over the said Common Shares of the Corporation and any other shares ranking junior to the Preference Shares as may be determined as to the respective series authorized to be issued.

3.   Parity of Each Series as to Dividends and Distribution

     The Preference Shares of each series shall rank on a parity with the Preference Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

     If any cumulative dividends, declared non-cumulative dividends, any amounts payable on return of capital or distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, is not paid or distributed in full with respect to the shares of any series of Preference Shares, the Preference Shares of all series shall participate rateably in respect of cumulative dividends, declared non-cumulative dividends, any amounts payable on return of capital and distribution of assets.

COMMON SHARES

1.   Voting

     The holders of the Common Shares shall be entitled to vote at all meetings of shareholders of the Corporation except meetings at which only the holders of the Preference Shares as a class or the holders of one or more series of the Preference Shares are entitled to vote, and shall be entitled to one vote at all such meetings in respect of each Common Share held.

2.   Liquidation, Dissolution or Winding-Up

     After payment to the holders of the Preference Shares of the amount or amounts to which they may be entitled, the holders of the Common Shares shall be entitled to receive any dividend declared by the board of directors of the Corporation and to receive the remaining property of the Corporation upon dissolution.

                        SCHEDULE B TO ARTICLES OF CONTINUANCE

8.   Other provisions, if any:

     (a) Shareholder meetings may be held at any place within Canada or the United States or any city in Europe with a population of not less than 500,000.

     (b) The directors may appoint one or more directors, who shall hold office for a term expiring not late than the close of the next annual meeting of the shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

                             Ontario Corporation Number
                           NUMERO DE LA SOCIETE EN ONTARIO

                                       1363809

---------------------------------------------------------------------------------------------------------------------------------
   Form 7                          APPLICATION FOR AUTHORIZATION TO CONTINUE IN ANOTHER JURISDICTION
  Business                                         DEMANDE D'AUTORISATION DE MAINTIEN
Corporations                                    SOUS LE REGIME D'UNE AUTORITE LEGISLATIVE
    Act
                1. The name of the corporation is:                     DENOMINATION SOCIALE DE LA SOCIETE :
 FORMULE 7
LOI SUR LES        7 2 4    S O L U T I O N S    I N C .
SOCIETES PAR
  ACTIONS       2. Date of incorporation/amalgamation:                 DATE DE LA CONSTITUTION OU DE LA FUSION :

                                                            1999 July 07
                -----------------------------------------------------------------------------------------------------------------
                                                         (Year, Month, Day)
                                                        (ANNEE, MOIS, JOUR)

                3. The corporation is/is not offering securities to    La societe offre/n'offre pas des valeurs au public au sens
                   the public within the meaning of subsection 1(6)    du paragraphe 1(6) de la Loi sur les societes par actions.
                   of the Business Corporations Act.

                4. The corporation is not in default in filing         La societe a depose tous les avis requis par la Loi sur les
                   notices and returns under the Corporations          renseignements exiges des personnes morales.
                   Information Act.

                5. There are no actions, suits or proceedings          Aucune action ni aucune instance n'est en cours contre la
                   pending against the corporation and no              societe et les jugements ou les ordonnances a l'encontre
                   unsatisfied judgements or orders outstanding        de la societe ont ete executes a l'exception de ce qui
                   against the corporation, except as follows:         suit:



                6. It is requested that the corporation be             LA SOCIETE DEMANDE L'AUTORISATION AUX TERMES DE L'ARTICLE
                   authorized under section 181 of the Business        181 DE LA LOI SUR LES SOCIETES PAR ACTIONS DE S'ADRESSER
                   Corporations Act to apply to the proper officer     AU FONCTIONNAIRE COMPETENT POUR OBTENIR UN CERTIFICAT DE
                   for an instrument of continuance continuing the     MAINTIEN LA MAINTENANT DE LA MEME FACON QUE SI ELLE AVAIT
                   corporation as if it had been incorporated under    ETE CONSTITUEE EN VERTU DES LOIS DE/DU
                   the laws of

                                                                    CANADA
                                               --------------------------------------------------

                7. The necessity therefore is as follows:              LA PRESENTE DEMANDE SE FONDE SUR LES MOTIFS SUIVANTS:

                   The Corporation is being continued under the laws of Canada for the purposes of a reorganization.

                8. The laws of the jurisdiction to which the           LES LOIS DE L'AUTORITE LEGISLATIVE A LAQUELLE LE SOCIETE
                   corporation will apply for an instrument of         DEMANDERA UN CERTIFICATE DE MAINTIEN PREVOIENT CE QUI
                   continuance provide in effect that                  SUIT:

                  (a) The property of the corporation continues        (a) LES BIENS DE LA SOCIETE DEVIENNENT LES BIENS DE LA
                      to be the property of the body corporate;            PERSONNE MORALE;

                  (b) The body corporate continues to be liable for    (b) LA PERSONNE MORALE CONTINUE D'ETRE TENUE DES
                      the obligations of the corporation;                  OBLIGATIONS DE LA SOCIETE;

                  (c) An existing cause of action, claim or liability  (c) LE MAINTIEN N'A PAS DE CONSEQUENCE SUR LES CAUSES
                      to prosecution is unaffected;                        D'ACTION, LES CREANCES ET LES POURSUITES DONT LA
                                                                           SOCIETES EST PASSIBLE;

                  (d) A civil, criminal, or administrative action or   (d) LES INSTANCES CIVILES, PENALES OU ADMINISTRATIVES
                      proceeding pending by or against the                 AUXQUELLES LA SOCIETE EST PARTIE PEUVENT ETRE
                      corporation may be continued to be prosecuted        CONTINUEES PAR LA PERSONNE MORALE OU CONTRE ELLE;
                      by or against the body corporate; and                ET

                  (e) A conviction against the corporation may be      (e) LES CONDAMNATIONS PRONONCEES A L'ENCONTRE DE LA
                      enforced against the body corporate or a             SOCIETE SONT SUSCEPTIBLES D'EXECUTION A L'ENCONTRE
                      ruling, order or judgement in favour of or           DE LA PERSONNE MORALE ET LES ORDONNANCES OU LES
                      against the corporation may be enforced by or        JUGEMENTS PRONONCES EN FAVEUR DE LA SOCIETE OU
                      against the body corporate.                          CONTRE ELLE SONT SUSCEPTIBLES D'EXECUTION PAR LA
                                                                           PERSONNE MORALE OU CONTRE ELLE.



               9. This application has been authorized by a special    LA PRESENTE DEMANDE A ETE AUTORISEE PAR RESOLUTION
                  resolution.                                          SPECIALE.

              10. The application is accompanied by the consent of:    LA PRESENTE DEMANDE EST ACCOMPAGNEE DU CONSENTEMENT:

                  (a) The Corporations Tax Branch of the Ministry of   (a) D'UNE PART, DE LA DIRECTION DE L'IMPOSITION DES
                      Finance and                                          CORPORATIONS DU MINISTERE DES FINANCES;

                  (b) The Ontario Securities Commission.               (b) D'AUTRE PART, DE LA COMMISSION DES VALEURS
                                                                           MOBILIERES DE L'ONTARIO.

              This application is signed in duplicate.                 LA PRESENTE DEMANDE EST SIGNEE EN DOUBLE EXEMPLAIRE.


                                                           724 SOLUTIONS INC.
                                         --------------------------------------------------------
                                                          (Name of Corporation)
                                                   (DENOMINATION SOCIALE DE LA SOCIETE)

                                 By/Par: --------------------------------------------------------
                                          (Signature)                    (Description of Office)
                                          (SIGNATURE)                          (FONCTION)

                                   SCHEDULE C
                                   CBCA BY-LAW

                              GENERAL BY-LAW NO. 1

              A by-law relating generally to the regulation of the
                             business and affairs of

             ======================================================
                               724 SOLUTIONS INC.
             ======================================================


                                    CONTENTS

SECTION ONE                INTERPRETATION

SECTION TWO                DIRECTORS

SECTION THREE              MEETINGS OF DIRECTORS

SECTION FOUR               COMMITTEES

SECTION FIVE               OFFICERS

SECTION SIX                PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

SECTION SEVEN              MEETINGS OF SHAREHOLDERS

SECTION EIGHT              SECURITIES

SECTION NINE               DIVIDENDS AND RIGHTS

SECTION TEN                EXECUTION OF DOCUMENTS AND VOTING OF SECURITIES

SECTION ELEVEN             NOTICES

SECTION TWELVE             EFFECTIVE DATE

         RESOLVED as a by-law of 724 Solutions Inc. (hereinafter called the "Corporation") as follows:

                                   SECTION ONE
                                 INTERPRETATION

1.1               Definitions.

                  In this by-law and in all other by-laws of the Corporation, unless the context otherwise requires:

      (a) "Act" means the CANADA BUSINESS CORPORATIONS ACT as amended or re-enacted from time to time and includes the regulations made pursuant thereto;

     (b)          "board" means the board of directors of the Corporation;

     (c)          "by-laws" means all by-laws of the Corporation;

     (d)          "director" means a director of the Corporation;

     (e) "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the INTERPRETATION ACT (Canada); and

     (f) "number of directors" means the number of directors provided for in the articles or, where a minimum and maximum number of directors is provided for in the articles, the number of directors determined by the directors.

1.2 All terms used in the by-laws of the Corporation which are defined in the Act shall have the meanings given to such terms under the Act.

1.3 In all by-laws of the Corporation, the singular shall include the plural and the plural the singular and words importing gender include the masculine, feminine and neuter genders.

1.4 Headings used in the by-laws are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.5 If any of the provisions contained in this by-law are inconsistent with those contained in the articles or a unanimous shareholder agreement, the provisions contained in the articles or unanimous shareholder agreement, as the case may be, shall prevail.

                                   SECTION TWO
                                    DIRECTORS

2.1 QUORUM. The quorum for the transaction of business at any meeting of the board shall consist of one-half of the number of directors, or if the number of directors is not evenly divisible by two, then the next whole number below one-half of the number of directors.

2.2 QUALIFICATION. No person shall be qualified for election as a director if he or she is less than 18 years of age; if he or she is of unsound mind and has been so found by a court in Canada or elsewhere; if he or she is not an individual; or if he or she has the status of a bankrupt. A director need not be a shareholder. At least twenty-five percent of the directors shall be resident Canadians provided that if the number of directors is fewer than three, at least one shall be a resident Canadian. At least two of the directors shall not be officers or employees of the Corporation or any of its affiliates.

2.3 ELECTION AND TERM. The election of directors shall take place at each annual meeting of Shareholders. A director not elected for an expressly stated term shall cease to hold office at the close of the first annual meeting following his or her election or appointment but, if qualified, shall be eligible for re-election. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

2.4 REMOVAL OF DIRECTORS. Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a special meeting remove any director from office provided that where the holders of any class or series of shares have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series. A vacancy created by the removal of a director may be filled at the same meeting failing which the vacancy may be filled by the directors.

2.5 VACATION OF OFFICE. A director ceases to hold office when he or she dies, he or she is removed from office by the shareholders, he or she ceases to be qualified for election as a director, or his or her written resignation is received by the Corporation (or if a time is specified in such resignation, at the time so specified, whichever is later); provided that a director named in the articles is not permitted to resign his or her office unless at the time the resignation is to become effective a successor is elected or appointed.

2.6 VACANCIES. Subject to the provisions of the Act, if a quorum of the board remains in office, the board may fill a vacancy in the board, except a vacancy resulting from (i) an increase in the number of directors otherwise than by a resolution of the directors, or in the maximum number of directors, or from (ii) a failure to elect the number of directors required to be elected at any meeting of the shareholders.

                  In the absence of a quorum of the board, or if there has been a failure to elect the number or minimum number of directors provided for in the articles, the board shall without delay call a special meeting of the shareholders to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareholder may call the meeting.

2.7 REMUNERATION AND EXPENSES. The directors shall be paid such remuneration for their services as the board may from time to time determine and shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                                  SECTION THREE
                              MEETINGS OF DIRECTORS

3.1 CANADIAN DIRECTORS PRESENT AT MEETINGS. The board shall not transact business at a meeting, other than filling a vacancy in the board, unless at least twenty-five percent of the directors (the "required number") present are resident Canadians, except where:

     (a) a resident Canadian director who is unable to be present approves in writing or by telephonic, electronic or other communication facility the business transacted at the meeting; and

     (b) the required number of resident Canadians would have been present had that director been present at the meeting.

3.2 MEETINGS BY TELEPHONIC OR ELECTRONIC FACILITY. If all the directors present at or participating in the meeting consent, any or all of the directors may participate in a meeting of the board or of a committee of the board by means of such telephonic, electronic or other communications facility as to permit all persons participating in the meeting to communicate with each other, simultaneously and instantaneously, and any director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

3.3 PLACE OF MEETINGS. Meetings of the board may be held at any place within or outside Canada. In any financial year of the Corporation, a majority of the meetings of the board need not be held within Canada.

3.4 CALLING OF MEETINGS. Meetings of the board may be convened at any time by the Chairman of the Board, the Chief Executive Officer, the President or any two directors upon notice given to all directors in accordance with subsection 3.5.

3.5 NOTICE OF MEETING. Notice of the time and place of each meeting of the board shall be given in the manner provided in subsection 11.1 to each director: (a) not less than five business days before the time when the meeting is to be held if the notice is mailed, or (b) not less than 48 hours before the time the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication.

3.6 WAIVER OF NOTICE. A director may in any manner or at any time waive notice of or otherwise consent to a meeting of the board. Attendance of a director at a meeting of the board shall constitute a waiver of notice of that meeting except where a director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been properly called.

3.7 FIRST MEETING OF NEW BOARD. Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

3.8 ADJOURNED MEETING. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

3.9 REGULAR MEETINGS. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

3.10 CHAIRMAN. The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: Chairman of the Board, Chief Executive Officer, President, or a Vice-President. If there are two or more Vice-Presidents present, the more senior will preside as chairman in the event a Vice-President is to preside. If no such officer is present, the directors present shall choose one of their number to be chairman.

3.11 VOTES TO GOVERN. At all meetings of the board, every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote.

3.12 RESOLUTION IN WRITING. A resolution in writing signed by all of the directors entitled to vote on that resolution at a meeting of the board or committee of the board is as valid as if it had been passed at a meeting of the board or committee of the board.

3.13 DISCLOSURE OF INTERESTS IN CONTRACTS. Every director or officer of the Corporation who is a party to a material contract or transaction or proposed material contract or transaction with the Corporation, or is a director or officer of, or has a material interest in, any person who is a party to a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose in writing to the Corporation or request to have entered in the minutes of the meeting of the board the nature and extent of such interest as required by the Act. Such a director shall not vote on any resolution to approve the same except as provided by the Act.

                                  SECTION FOUR
                                   COMMITTEES

4.1 COMMITTEES OF DIRECTORS. The board may appoint from their number one or more committees of the board, however designated, and delegate to such committee any of the powers of the board except those which, under the Act, a committee of the board has no authority to exercise.

4.2 AUDIT COMMITTEE. The board shall constitute an audit committee composed of not fewer than three directors, a majority of whom are not officers or employees of the Corporation or any of its affiliates, and who shall hold office until the next annual meeting of shareholders. The audit committee shall have the powers and duties provided in the Act.


4.3 TRANSACTION OF BUSINESS. The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside Canada.


4.4 ADVISORY BODIES. The board may from time to time appoint any such advisory bodies as it may deem advisable.

4.5 PROCEDURE. Unless otherwise determined by the board, each committee and advisory body shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure. To the extent that the board, the committee or the advisory body does not establish rules to regulate the procedure of the committee, the provisions of this by-law applicable to meetings of the board shall apply mutatis mutandis.

                                  SECTION FIVE
                                    OFFICERS

5.1 APPOINTMENT. The board may designate the offices of the Corporation and from time to time appoint a Chairman of the Board, Chief Executive Officer, President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. One person may hold more than one office and, except for the Chairman of the Board, an officer need not be a director.

5.2 CHAIRMAN OF THE BOARD. If appointed, the board may assign to the Chairman of the Board any of the powers and duties that are by any provisions of this by-law assigned to the President and, subject to the Act, such other powers and duties as the board may specify. The Chairman of the Board shall, when present, preside at all meetings of the board and shareholders. Subject to subsections 3.10 and 7.9, during the absence or disability of the Chairman of the Board, his or her duties shall be performed and his or her powers exercised by the first mentioned of the following officers then in office: Chief Executive Officer, President, or a Vice-President. If there are two or more Vice-Presidents present, the more senior shall perform and exercise the duties of the Chairman of the Board in the event a Vice-President is to do so.

5.3 CHIEF EXECUTIVE OFFICER. Unless the board designates otherwise, the President, if appointed, shall be the Chief Executive Officer of the Corporation, and subject to the authority of the board, shall have general supervision of the affairs and business of the Corporation. The Chief Executive Officer shall also have the power to remove any and all employees and agents of the Corporation and to settle the terms of their employment and remuneration; and he or she shall have such other duties as the board may prescribe.


5.4 PRESIDENT. The President, if appointed, shall have general supervision of the business and affairs of the Corporation, subject to the direction and authority of: (i) the board; (ii) if applicable, the Chief Executive Officer; and (iii) the Chairman of the Board, and he or she shall have such other powers and duties as the board may specify.

5.5 VICE-PRESIDENT. The Vice-President, or if more than one, the Vice-Presidents, in order of seniority as designated by the board, shall be vested with all the powers and perform all the duties of the President in his or her absence, inability or refusal to act except that a Vice-President shall not preside at any meeting of the directors unless he or she is appointed to do so by the board. A Vice-President shall have such powers and duties as the board or the Chief Executive Officer unless otherwise determined by the board, may specify.

5.6 SECRETARY. The Secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he or she shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers and auditors; he or she shall be the custodian of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he or she shall have such other powers and duties as the board or the Chief Executive Officer may specify.

5.7 TREASURER. The Treasurer, if appointed, shall keep or cause to be kept proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation; he or she shall render to the board whenever required an account of all his or her transactions as Treasurer and of the financial position of the Corporation; and he or she shall have such other powers and duties as the board or the Chief Executive Officer may specify.

5.8 POWERS AND DUTIES OF OTHER OFFICERS. The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the Chief Executive Officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

5.9 VARIATION OF POWERS AND DUTIES. Subject to the provisions of the Act, the board may from time to time vary, add to or limit the powers and duties of any officer.

5.10 TERM OF OFFICE. The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract or pursuant to common law. Otherwise, each officer appointed by the board shall hold office until his or her successor is appointed, except that the term of office of the Chairman of the Board shall expire when the holder thereof ceases to be a director.

5.11 TERMS OF EMPLOYMENT AND REMUNERATION. The terms of employment and remuneration of officers appointed by the board shall be settled by it, or by the Compensation Committee of the board, from time to time.

5.12 AGENTS AND ATTORNEYS. The board shall have power from time to time to appoint agents or attorneys for the Corporation in or out of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

5.13 FIDELITY BONDS. The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the board may from time to time prescribe.

5.14 DISCLOSURE OF INTERESTS IN CONTRACTS. Every officer of the Corporation shall disclose his or her interests in any material contract or transaction with the Corporation in accordance with Section 3.13 hereof.

5.15 OFFICERS OF DIVISIONS. The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including, without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case. Any division or its sub-units may be designated by such name as the board may from time to time determine. From time to time, unless the board determines otherwise by resolution of the board of directors, the Chief Executive Officer or the President may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. Unless the board determines otherwise by resolution of the board of directors, the Chief Executive Officer or the President may remove at his or her pleasure any officer so appointed, without prejudice to such officer's rights under any employment contract or pursuant to common law. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation, unless specifically designated as such by the President.

                                   SECTION SIX
                      PROTECTION OF DIRECTORS AND OFFICERS

6.1 LIMITATION OF LIABILITY. No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer, employee, or agent, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortuous acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his or her part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his or her office or in relation thereto, unless the same are occasioned by his or her own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

6.2 INDEMNITY. The Corporation shall indemnify and save harmless every director or officer, every former director or officer, and every person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his or her heirs and legal representatives, from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of (or by reason of having undertaken such liability of) the Corporation or such body corporate, if:

     (a) he or she acted honestly and in good faith with a view to the best interests of the Corporation; and

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

6.3 INSURANCE. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of any person referred to in subsection 6.2 hereof, as the board may from time to time determine.

                                  SECTION SEVEN
                            MEETINGS OF SHAREHOLDERS

7.1 ANNUAL MEETINGS. Subject to the provisions of the Act, the annual meeting of shareholders shall be held at such time in each year and, subject to subsection 7.3, at such place as the board, the Chairman of the Board, the Chief Executive Officer or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and fixing, or authorizing the board to fix, their remuneration, and for the transaction of such other business as may properly be brought before the meeting.

7.2 SPECIAL MEETINGS. The board, the Chairman of the Board, the Chief Executive Officer or the President shall have power to call a special meeting of shareholders at any time.

7.3 PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within Canada or the United States or any city in Europe with a population of not less than 500,000.

7.4 ELECTRONIC MEETINGS AND VOTING. If the directors or shareholders call a meeting of shareholders, the directors or shareholders, as the case may be, may determine that the meeting of shareholders shall be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, and any vote at that meeting of shareholders shall be held entirely by means of that communication facility. A meeting of shareholders may also be held at which some, but not all, persons entitled to attend may participate and vote by means of such a communication facility, if the Corporation makes one available. A person participating in a meeting by such means is deemed to be present at the meeting. Any vote at a meeting of shareholders may be also held entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes one available, even if none of the persons entitled to attend otherwise participates in the meeting by means of a communication facility. For the purpose of voting, a communication facility that is made available by the Corporation must enable the votes to be gathered in a manner that permits their subsequent verification and permits the tallied votes to be presented to the Corporation without it being possible for the Corporation to identify how each shareholder or group of shareholders voted.

7.5 NOTICE OF MEETINGS. Notice of the time and place of each meeting of shareholders (and of each meeting of shareholders adjourned for an aggregate of 30 days or more) shall be given in the manner provided in subsection 11.1 not less than ten days (or such lesser number of days then required under the Act or any other applicable legislation, regulation or administrative policy), unless the Corporation is an offering corporation in which case not less than 21 days, nor, in either case, more than 60 days before the date of the meeting, to each director, to the auditor and to each shareholder who at the close of business on the record date for notice, if any, is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and re-appointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit a shareholder to form a reasoned judgment thereon and shall state the text of any special resolution or by-law to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner and at any time waive notice of or otherwise consent to a meeting of shareholders. Attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting except where he or she attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not properly called.

7.6 LIST OF SHAREHOLDERS ENTITLED TO NOTICE. For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed pursuant to subsection 7.7, the shareholders listed shall be those registered at the close of business on the record date and such list shall be prepared not later than ten days after such record date. If no record date is fixed, the list shall be prepared at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held and shall list all shareholders registered at such time. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the securities register is kept and at the place where the meeting is held.

7.7 RECORD DATE FOR NOTICE. The board may fix in advance a record date, preceding the date of any meeting of shareholders by not more than 60 days and not less than 21 days, for the determination of the shareholders entitled to notice of the meeting; and notice of any such record date shall be given not less than seven days before such record date by newspaper advertisement in the manner provided in the Act and to each stock exchange in Canada on which the shares of the Corporation are listed for trading. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given.

7.8 MEETINGS WITHOUT NOTICE. A meeting of shareholders may be held without notice at any time and place permitted by the Act in accordance with the requirements of the Act and any other applicable legislation, regulation or administrative policy. At such a meeting, any business may be transacted which the Corporation at a meeting of shareholders may transact.

7.9 CHAIRMAN, SECRETARY AND SCRUTINEERS. The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: Chairman of the Board, Chief Executive Officer, President, or a Vice-President. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

7.10 PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of the shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act, the articles or the by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

7.11 QUORUM. A quorum for the transaction of business at any meeting of shareholders shall be that number of persons holding not less than one-third of the outstanding common shares.

7.12 RIGHT TO VOTE. Subject to the provisions of the Act as to authorized representatives of any other body corporate, at any meeting of shareholders every person who is named in the list referred to in subsection 7.6, shall be entitled to vote the shares shown thereon opposite his or her name at the meeting to which such list relates.

7.13 PROXIES. Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his or her attorney and shall conform with the requirements of the Act.

7.14 TIME FOR DEPOSIT OF PROXIES. The board may fix a time, preceding the time of any meeting or adjourned meeting of shareholders by not more than 48 hours exclusive of Saturdays and holidays (as such term is defined in the INTERPRETATION ACT (Ontario)), before which time proxies to be used at such meeting must be deposited. Unless such time limit is waived by the Corporation for all proxies, a proxy shall be acted upon only if, prior to the time so specified in the notice calling the meeting or in the information circular relating thereto, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

7.15 JOINT SHAREHOLDERS. If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one the shares jointly held by them.

7.16 VOTES TO GOVERN. At any meeting of shareholders every question shall, unless otherwise required by law, be determined by the majority of the votes cast on the question. In the case of an equality of votes either upon a show of hands or upon a ballot, the chairman of the meeting shall be entitled to a second or casting vote.

7.17 SHOW OF HANDS. Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting as to the result of the vote upon the question and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of such question, and the result of the vote so taken shall be the decision of the shareholders upon such question.

7.18 BALLOTS. On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxyholder entitled to vote at the meeting may demand a ballot. A ballot so demanded shall be taken in such manner as the chairman shall direct. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot. The result of the ballot so taken shall be the decision of the shareholders upon the question.

7.19 ADJOURNMENT. The Chairman at a meeting of shareholders may, with the consent of the shareholders or their proxyholders or representatives and subject to such conditions as may be decided by them, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting other than by announcement at the meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

7.20 RESOLUTION IN WRITING. A resolution in writing signed by all of the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditor in accordance with the Act.

                                  SECTION EIGHT
                                   SECURITIES

8.1 REGISTRATION OF TRANSFER. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his or her attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles.

8.2 TRANSFER AGENTS AND REGISTRARS. The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers, but one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.3 NON-RECOGNITION OF TRUSTS. The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to recognize any trust, whether express, implied or constructive, in respect of any share or to recognize any other claim to or interest in such share on the part of any person other than the registered holder thereof.

8.4 SECURITY CERTIFICATES. Every holder of securities of the Corporation shall be entitled, at his or her option, to a security certificate, or to a non-transferable written acknowledgement of his or her right to obtain a security certificate, stating the number and designation, class or series of securities held by him or her as shown on the securities register. Security certificates shall be in such form as the board shall from time to time approve. Any security certificate shall be in such form as the board shall from time to time approve. They shall be signed in accordance with section 10.1 and need not be under the corporate seal; provided that, unless the board otherwise orders, certificates representing securities in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of security certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers may be printed or mechanically reproduced in facsimile upon security certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A security certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose signature appears in printed or mechanically reproduced form thereon no longer holds office at the date of issue or delivery of the certificate.

8.5 REPLACEMENT OF SECURITY CERTIFICATES. The board, any officer or any agent designated by the board may in its or his or her discretion direct the issue of a new security certificate in lieu of and upon cancellation of a security certificate that has been mutilated. In the case of a security certificate claimed to have been lost, destroyed or wrongfully taken, the board, any officer or any agent designated by the board shall issue a substitute security certificate if so requested before the Corporation has notice that the security has been acquired by a bona fide purchaser. The issuance of the substitute security certificate shall be on such reasonable terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board or the officer or the agent designated by the board responsible for such issuance may from time to time prescribe, whether generally or in any particular case.

8.6 JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any security, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such security.

8.7 DECEASED SECURITY HOLDERS. Subject to the provisions of paragraph 8.8 below, in the event of the death of a holder of any security, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents, which reasonable requirements shall in the discretion of the board not necessarily include the production of letters probate or letters of administration.

8.8 DECEASED JOINTLY-HELD SECURITY HOLDERS. Where a share is registered in the name of two or more persons as joint holders with rights of survivorship, upon satisfactory proof of the death of one joint holder and without the requirement of letters probate or letters of administration, the Corporation shall treat the surviving joint holder(s) as the sole owner(s) of the share effective as of the date of death of such joint holder and the Corporation shall make the appropriate entry in the securities register to reflect such ownership.

                                  SECTION NINE
                              DIVIDENDS AND RIGHTS

9.1 DIVIDENDS. Subject to the provisions of the Act, the board may from time to time by resolution declare and the Corporation may pay dividends to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property, subject to the restrictions on the declaration and payment thereof under the Act, or by issuing fully-paid shares of the Corporation or options or rights to acquire fully-paid shares of the Corporation.

9.2 DIVIDEND CHEQUES. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his or her recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3 NON-RECEIPT OF CHEQUES. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.4 RECORD DATE FOR DIVIDENDS AND RIGHTS. The board may fix in advance a date as a record date for the determination of the persons entitled to receive payment of dividends and to subscribe for securities of the Corporation, provided that such record date shall not precede by more than 60 days the particular action to be taken. Notice of any such record date shall be given not less than seven days before such record date, by newspaper advertisement in the manner provided in the Act, unless notice of the record date is waived by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date. If the shares of the Corporation are listed for trading on one or more stock exchanges in Canada, notice of such record date shall also be sent to such stock exchanges. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.5 UNCLAIMED DIVIDENDS. Any dividend unclaimed after a period of six years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Corporation.

                                   SECTION TEN
                                     GENERAL

10.1 EXECUTION OF INSTRUMENTS. Contracts, documents and other instruments in writing may be signed on behalf of the Corporation by such person or persons as the board may from time to time by resolution designate. In the absence of an express designation as to the persons authorized to sign either contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing, any two of the directors or officers of the Corporation may sign contracts, documents or instruments in writing on behalf of the Corporation. The corporate seal, if any, of the Corporation may be affixed to any contract, obligation or instrument in writing requiring the corporate seal of the Corporation by any person authorized to sign the same on behalf of the Corporation.

                  The phrase "contracts, documents and other instruments in writing" as used in this provision shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of securities, all paper writings, all cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange.

10.2 VOTING RIGHTS IN OTHER ENTITIES. The signing officers of the Corporation may execute and deliver instruments of proxy and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers signing or arranging for them. In addition, the board may from time to time direct the manner in which the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

                                 SECTION ELEVEN
                                     NOTICES

11.1 METHOD OF SENDING NOTICE. Any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareholder, director, officer, or to the auditor shall be sufficiently sent if delivered personally to the person to whom it is to be sent or if delivered to his or her recorded address or if mailed to him or her at his or her recorded address by prepaid mail or if sent to him or her at his or her recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. Provided the addressee has consented in writing or electronically in accordance with the Act and the regulations thereunder, the Corporation may satisfy the requirement to send any notice by creating and providing an electronic document in compliance with the Act and the regulations under the Act. An electronic document is deemed to have been received when it enters the information system designated by the addressee or, if the document is posted on or made available through a generally accessible electronic source, when the addressee receives notice in writing of the availability and location of that electronic document, or, if such notice is sent electronically, when it enters the information system designated by the addressee. The Secretary may change or cause to be changed the recorded address of any shareholder, director, officer or auditor in accordance with any information believed by him to be reliable. The recorded address of a director shall be his or her latest address as shown in the records of the Corporation or in the most recent notice filed under the Act, whichever is the more current.

11.2 NOTICE TO JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice sent to one of such persons shall be sufficient notice to all of them.

11.3 COMPUTATION OF TIME. In computing the date when notice must be sent under any provision requiring a specified number of days notice of any meeting or other event, the date of sending the notice shall be excluded and the date of the meeting or other event shall be included.

11.4 UNDELIVERED NOTICES. If any notice sent to a shareholder pursuant to subsection 11.1 is returned on three consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he or she informs the Corporation in writing of his or her new address.

11.5 OMISSIONS AND ERRORS. The accidental omission to send any notice to any shareholder, director, officer or to the auditor or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.6 PERSONS ENTITLED BY OPERATION OF LAW. Every person who, by operation of law, transfer or by any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly sent to the shareholder from whom he or she derives his or her title to such share prior to his or her name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he or she became so entitled).

11.7 DECEASED SHAREHOLDERS. Any notice duly sent to any shareholder shall be deemed to have been duly served in respect of the shares held by the shareholder (whether held solely or with other persons), notwithstanding that such shareholder is then deceased and whether or not the Corporation has notice of his or her death, until some other person is entered in his or her stead in the securities register of the Corporation as the holder or as one of the holders thereof and such service shall for all purposes be deemed a sufficient service of notice to his or her heirs, executors or administrators and all persons, if any, interested with him or her in such shares.

11.8 WAIVER OF NOTICE. Any shareholder (or his or her duly appointed proxyholder), director, officer or auditor may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him or her under any provisions of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board which may be given in any manner.

11.9 EXECUTION OF NOTICES. The signature of any director or officer of the Corporation to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

11.10 PROOF OF SERVICE. A certificate of any officer or director of the Corporation in office at the time of making of the certificate or of an agent of the Corporation as to facts in relation to the sending of any notice to any shareholder, director, officer or auditor or publication of any notice shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

                                 SECTION TWELVE
                                 EFFECTIVE DATE

12.1 REPEAL. Upon this by-law coming into force, any by-laws, resolutions and proceedings of the Corporation inconsistent herewith are hereby repealed, provided that such repeal shall not affect the previous operation of the by-laws of the Corporation or affect the validity of any act done, or any right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to such by-law prior to its repeal.


12.2 EFFECTIVE DATE. The foregoing resolution making General By-law No. 1 of the Corporation, being a by-law relating generally to the regulation of the business and affairs of the Corporation, was passed by all of the directors on April 23, 2003 and approved by a majority of the shareholders on April 24, 2003.

                                   SCHEDULE D
                         CONTINUANCE SPECIAL RESOLUTION

                        RESOLUTION OF THE SHAREHOLDERS OF
                               724 SOLUTIONS INC.
                               (THE "CORPORATION")

RESOLVED AS A SPECIAL RESOLUTION THAT:

1. the Corporation is authorized to make application to the Director under the CANADA BUSINESS CORPORATIONS ACT, for a certificate of continuance, continuing the Corporation as if it had been incorporated under the CANADA BUSINESS CORPORATIONS ACT;

2. the Corporation is authorized to make application to the Director under the BUSINESS CORPORATIONS ACT for his authorization to permit such continuance and to continue under the CANADA BUSINESS CORPORATIONS ACT;


3. subject to the issuance of the certificate of continuance and the Director providing such authorization, the articles of the Corporation shall be in the form attached as Schedule B to the Management Information Circular and Proxy Statement (the "Management Information Circular and Proxy Statement") of the Corporation dated March 21, 2003, with such technical amendments, deletions or alterations as may be considered necessary or advisable by any officer of the Corporation in order to ensure compliance with the provisions of the CANADA BUSINESS CORPORATIONS ACT, as the same may be amended, and the requirements of the Director thereunder;


4. subject to the issuance of the certificate of continuance and the Director providing such authorization and without affecting the validity of the incorporation or existence of the Corporation by and under its articles, the Corporation is hereby authorized to approve and adopt, in substitution for the existing articles of the Corporation, the articles of continuance attached as Schedule B to the Management Information Circular and Proxy Statement, with any amendments, deletions or alterations as described in paragraph 3 of this special resolution, which articles of continuance are hereby approved;

5. the directors are hereby authorized to, in their sole discretion, abandon the applications described in paragraphs 1 and 2 of this resolution or determine not to proceed with the continuance, without further approval of the shareholders at any time prior to the issuance by the Director of a certificate of continuance;

6. any officer or director of the Corporation is authorized and directed on behalf of the Corporation to execute and deliver the application for authorization to continue in another jurisdiction, in duplicate, to the Director under the BUSINESS CORPORATIONS ACT and articles of continuance, in duplicate, to the Director under the CANADA BUSINESS CORPORATIONS ACT and to execute all documents and to do all such acts and things as in the opinion of such person may be necessary or desirable to carry out the foregoing;

7. the shareholders acknowledge that they have been notified by the Corporation of their right to dissent from the proposed continuance in accordance with the procedure set forth in the BUSINESS CORPORATIONS ACT.

                                   SCHEDULE E
                                BY-LAW RESOLUTION

                        RESOLUTION OF THE SHAREHOLDERS OF
                               724 SOLUTIONS INC.
                               (THE "CORPORATION")

                   RESOLVED THAT:

1. the repeal of By-law No. 1 and By-law No. 2 of the Corporation, effective on the date that the Corporation is continued under the CANADA BUSINESS CORPORATIONS ACT, made by the resolution of the board of directors of the Corporation dated the 23rd day of April, 2003 is hereby confirmed; and


2. the adoption of the new By-law No. 1 substantially in the form of the draft By-law No. 1 attached as Schedule C to the Management Information Circular and Proxy Statement dated March 21, 2003, with such amendments and variations as the directors may approve, effective on the date that the Corporation is continued under the CANADA BUSINESS CORPORATIONS ACT, made by the resolution of the board of directors of the Corporation dated the 23rd day of April, 2003 is hereby confirmed.

                                   SCHEDULE F
                 SUMMARY OF PROCEDURE TO EXERCISE DISSENT RIGHT

                  The procedure to be followed by a shareholder who intends to dissent from the special resolution approving the continuance described in the accompanying Management Information Circular and Proxy Statement and who wishes to require 724 Solutions Inc. (the "Corporation") to acquire his shares and pay him the fair value thereof, determined as of the close of business on the day before the special resolution is adopted, is set out in section 185 of the BUSINESS CORPORATIONS ACT (Ontario) ("OBCA")


                  Section 185 provides that a shareholder may only make such a claim with respect to all the shares of a class held by him on behalf of any one beneficial owner and registered in the shareholder's name. One consequence of this provision is that A SHAREHOLDER MAY ONLY EXERCISE THE RIGHT TO DISSENT UNDER SECTION 185 IN RESPECT OF SHARES WHICH ARE REGISTERED IN THAT SHAREHOLDER'S NAME. In many cases, shares beneficially owned by a person (a "Non-Registered Holder") are registered either: (a) in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares (such as banks, trust companies, securities dealers and brokers, trustees or administrators of self-administered Registered Retirement Savings Plans ("RRSPs"), Registered Retirement Income Funds ("RRIFs"), Registered Education Savings Plans ("RESPs") and similar plans, and their nominees); or
(b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the intermediary is a participant. Accordingly, a Non-Registered Holder will not be entitled to exercise the right to dissent under section 185 directly (unless the shares are re-registered in the Non-Registered Holder's name). A Non-Registered Holder who wishes to exercise the right to dissent should immediately contact the intermediary who the Non-Registered Holder deals with in respect of the shares and either: (i) instruct the intermediary to exercise the right to dissent on the Non-Registered Holder's behalf (which, if the shares are registered in the name of CDS or other clearing agency, would require that the share first be re-registered in the name of the intermediary); or (ii) instruct the intermediary to re-register the shares in the name of the Non-Registered Holder, in which case the Non-Registered Holder would have to exercise the right to dissent directly.


                  A registered shareholder who wishes to invoke the provisions of section 185 of the OBCA must send to the Corporation a written objection to the special resolution (the "Notice of Dissent") at or before the time fixed for the shareholders meeting at which the special resolution is to be voted on. The sending of a Notice of Dissent does not deprive a registered shareholder of his right to vote on the special resolution but a vote either in person or by proxy against the special resolution does not constitute a Notice of Dissent. A vote in favour of the special resolution will deprive the registered shareholder of further rights under section 185 of the OBCA.

                  Within 10 days after the adoption of the special resolution by the shareholders, the Corporation is required to notify in writing each shareholder who has filed a Notice of Dissent and has not voted for the special resolution or withdrawn his objection (a "Dissenting Shareholder") that the special resolution has been adopted. A Dissenting Shareholder shall, within 20 days after he receives notice of adoption of the special resolution or, if he does not receive such notice, within 20 days after he learns that the special resolution has been adopted, send to the Corporation a written notice (the "Demand for Payment") containing his name and address, the number and class of shares in respect of which he dissents, and a demand for payment of the fair value of such shares. Within 30 days after sending his Demand for Payment, the Dissenting Shareholder shall send the certificates representing the shares in respect of which he dissents to the Corporation or its transfer agent. The Corporation or the transfer agent shall endorse on the share certificates notice that the holder thereof is a Dissenting Shareholder under section 185 of the OBCA and shall forthwith return the share certificates to the Dissenting Shareholder.

                  If a Dissenting Shareholder fails to send the Notice of Dissent, the Demand for Payment or his share certificates, he has no right to make a claim under section 185 of the OBCA.

                  After sending a Demand for Payment, a Dissenting Shareholder ceases to have any rights as a holder of the shares in respect of which he has dissented other than the right to be paid the fair value of such shares as determined under section 185 of the OBCA, unless: (i) the Dissenting Shareholder withdraws his Demand for Payment before the Corporation makes a written offer to pay (the "Offer to Pay"); (ii) the Corporation fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws his Demand for Payment; or (iii) the directors of the Corporation revoke the special resolution relating to the Continuance in all of which cases the Dissenting Shareholder's rights as a shareholder are reinstated.

                  Not later than seven days after the later of the effective date of the Continuance and the day the Corporation receives the Demand for Payment, the Corporation shall send, to each Dissenting Shareholder who has sent a Demand for Payment, an Offer to Pay for the shares of the Dissenting Shareholder in respect of which he has dissented in an amount considered by the directors of the Corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders for shares of the same class shall be on the same terms. The amount specified in an Offer to Pay which has been accepted by a Dissenting Shareholder shall be paid by the Corporation within 10 days of the acceptance, but an Offer to Pay lapses if the Corporation has not received an acceptance thereof within 30 days after the Offer to Pay has been made.

                  If an Offer to Pay is not made by the Corporation or if a Dissenting Shareholder fails to accept an Offer to Pay, the Corporation may, within 50 days after the effective date of the Continuance or within such further period as a court may allow, apply to the court to fix a fair value for the shares of any Dissenting Shareholder. If the Corporation fails to so apply to the court, a Dissenting Shareholder may apply to the Superior Court of Justice of Ontario (the "court") for the same purpose within a further period of 20 days or within such further period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any application to the court.

                  Before making application to the court or not later than 7 days after receiving notice of an application to the court by a Dissenting Shareholder, the Corporation shall give to each Dissenting Shareholder who has sent to the Corporation a Demand for Payment and has not accepted an Offer to Pay, notice of the date, place and consequences of the application and of his right to appear and be heard in person or by counsel. A similar notice shall be given to each Dissenting Shareholder who, after the date of the first mentioned notice and before termination of the proceedings commenced by the application, sends the Corporation a Demand for Payment and does not accept an Offer to Pay, such notice to be sent within 3 days thereafter. All such Dissenting Shareholders shall be joined as parties to any such application to the court to fix a fair value and shall be bound by the decision rendered by the court in the proceedings commenced by such application. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application.

                  The court shall fix a fair value for the shares of all Dissenting Shareholders and may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuance until the date of payment of the amount ordered by the court. The final order of the court in the proceedings commenced by an application by the Corporation or a Dissenting Shareholder shall be rendered against the Corporation and in favour of each Dissenting Shareholder who, whether before or after the date of the order, sends the Corporation a Demand for Payment and does not accept an Offer to Pay. The cost of any application to a court by the Corporation or a Dissenting Shareholder will be in the discretion of the court. Where, however, the Corporation fails to make an Offer to Pay, the costs of the application by a Dissenting Shareholder are to be borne by the Corporation unless the court otherwise orders.

                  THE ABOVE IS ONLY A SUMMARY OF THE DISSENTING SHAREHOLDER PROVISIONS OF THE OBCA, WHICH ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT A SHAREHOLDER OF THE CORPORATION WISHING TO EXERCISE A RIGHT TO DISSENT SHOULD SEEK LEGAL ADVICE, AS FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF THE OBCA MAY RESULT IN THE LOSS OR UNAVAILABILITY OF THE RIGHT TO DISSENT.

                                   SCHEDULE G
                              ARTICLES OF AMENDMENT


                            Ontario Corporation Number
                        NUMERO DE LA SOCIETE EN ONTARIO

                                    1363809

---------------------------------------------------------------------------------------------------------------------------------

   Form 3                                                     ARTICLES OF AMENDMENT
  Business                                                   STATUTS DE MODIFICATION
Corporations
    Act          1.  The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
                     DENOMINATION SOCIALE ACTUELLE DE LA SOCIETE: (Ecrire en LETTRES MAJUSCULES SEULEMENT):
  FORMULE 3
 LOI SUR LES         7 2 4   S O L U T I O N S   I N C .
SOCIETES PAR
  ACTIONS        2.  The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
                     NOUVELLE DENOMINATION SOCIALE DE LA SOCIETE (S'IL Y A LIEU): (Ecrire en LETTRES MAJUSCULES SEULEMENT):

                 3.  Date of incorporation/amalgamation:
                     DATE DE LA CONSTITUTION OU DE LA FUSION:

                                                                   1999 July 07
                     ------------------------------------------------------------------------------------------------------------
                                                                 (Year, Month, Day)
                                                                (ANNEE, MOIS, JOUR)

                 4.  COMPLETE ONLY IF THERE IS A CHANGE IN THE NUMBER OF DIRECTORS OR THE MINIMUM/MAXIMUM NUMBER OF DIRECTORS.
                     IL FAUT REMPLIR CETTE PARTIE SEULEMENT SI LE NOMBRE D'ADMINISTRATEURS OU SI LE NOMBRE MINIMAL OU MAXIMAL
                     D'ADMINISTRATEURS A CHANGE.

                     Number (or minimum and maximum number)       number     or       minimum       and        maximum
                     of directors is/are:                         NOMBRE     OU       MINIMAL       ET         MAXIMAL
                     NOMBRE (OU NOMBRES MINIMAL ET MAXIMAL)
                     D'ADMINISTRATEURS :                       ------------       ---------------       --------------------



                 5.  The articles of the corporation are amended as follows:
                     LES STATUTS DE LA SOCIETE SONT MODIFIES DE LA FACON SUIVANTE :

                     The certificate and articles of the Corporation are amended to change each issued ten (10) Common Shares into one (1) Common Share, such that the currently issued and outstanding 59,833,492 Common Shares of the
                     Corporation are changed into 5,983,349 Common Shares.







                 6.  The amendment has been duly authorized as required by section 168 and 170 (as applaicable) of the BUSINESS
                     CORPORATIONS ACT.
                     LA MODIFICATION A ETE DUMENT AUTORISEE CONFORMEMENT AUX ARTICLES 168 ET 170 (SELON LE CAS) DE LA LOI SUR
                     LES SOCIETES PAR ACTIONS.

                 7.  The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
                     LES ACTIONNAIRES OU LES ADMINISTRATEURS (SELON LE CAS) DE LA SOCIETE ONT APPROUVE LA RESOLUTION AUTORISANT
                     LA MODIFICATION LE

                                                                       2003
                 ----------------------------------------------------------------------------------------------------------------
                                                                 (Year, Month, Day)
                                                                (ANNEE, MOIS, JOUR)

                 These articles are signed in duplicate.
                 LES PRESENTS STATUTS SONT SIGNES EN DOUBLE EXEMPLAIRE.

                                                                 724 SOLUTIONS INC.
                 ----------------------------------------------------------------------------------------------------------------
                                                                (Name of Corporation)
                                                        (DENOMINATION SOCIALE DE LA SOCIETE)


                                      (If the name is to be changed by these articles set out current name)
                           (SI L'ON DEMANDE UN CHANGEMENT DE NOM, INDIQUER CI-DESSUS LA DENOMINATION SOCIALE ACTUELLE).

                 By/
                 PAR :

                 ---------------------------------------------------------    ---------------------------------------------------
                                       (Signature)                                         (Description of Office)
                                       (SIGNATURE)                                               (FONCTION)


                                                                     G-2


                                   SCHEDULE H
                     SHARE CONSOLIDATIONS SPECIAL RESOLUTION

                        RESOLUTION OF THE SHAREHOLDERS OF
                               724 SOLUTIONS INC.
                               (THE "CORPORATION")

RESOLVED AS A SPECIAL RESOLUTION THAT:

1. the certificate and articles of the Corporation are amended to change each issued ten (10) common shares into one (1) common share, such that the currently issued and outstanding 59,833,492 common shares of the Corporation are changed into 5,983,349 common shares;


2. the articles of the Corporation shall be in the form attached as Schedule G to the management information circular and proxy statement (the "Management Information Circular and Proxy
         Statement") of the Corporation dated March 21, 2003, with such technical amendments, deletions or alterations as may be considered necessary or advisable by any officer of the Corporation in order to ensure compliance with the provisions of the BUSINESS CORPORATIONS ACT or the CANADA BUSINESS CORPORATIONS ACT, as applicable, as the same may be amended, and the requirements of the Director thereunder;


3. the Corporation is hereby authorized to approve and adopt, in substitution for the existing articles of the Corporation, the articles of amendment attached as Schedule G to the Management Information Circular and Proxy Statement, with any amendments, deletions or alterations as described in paragraph 2 of this special resolution, which articles of amendment are hereby approved;

4. the directors are hereby authorized in their sole discretion to revoke this special resolution without further approval of the shareholders at any time prior to the endorsement by the Director of a certificate of amendment of articles in respect of the foregoing amendment;

5. any officer or director of the Corporation is authorized and directed on behalf of the Corporation to deliver articles of amendment, in duplicate, to the Director under the BUSINESS CORPORATIONS ACT and to execute all documents and to take any action which, in the opinion of that person, is necessary or desirable to give effect to this special resolution.

                                   SCHEDULE I
                       SHAREHOLDER RIGHTS PLAN RESOLUTION

                        RESOLUTION OF THE SHAREHOLDERS OF
                               724 SOLUTIONS INC.
                               (THE "CORPORATION")

RESOLVED THAT:

1. the adoption of the Shareholder Rights Plan Agreement dated as of February 10, 2003 between the Corporation and Computershare Trust Company of Canada is hereby ratified, confirmed and approved; and

2. any director or officer of the Corporation is hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver or cause to be delivered all such documents and to do all such other acts and things as such person may consider necessary or desirable in order to carry out the intent of the foregoing resolution and the matters authorized thereby.

                               724 SOLUTIONS INC.

                              LETTER OF TRANSMITTAL

TO:      COMPUTERSHARE TRUST COMPANY OF CANADA

The undersigned hereby represents and warrants that the undersigned is the owner of the number of common shares of 724 Solutions Inc. ("Common Shares"), which shares are represented by the share certificate(s) described below and delivered herewith and the undersigned has good title to the shares represented by the said certificate(s), free and clear of all liens, charges and encumbrances, and has full power and authority to herewith deposit such shares.

-------------------------------------------------------------------------------
   Certificate Number        Number of Shares        Registered in the Name of
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


The above-listed share certificates are hereby surrendered in exchange for certificates representing common shares of 724 Solutions Inc. on the basis of ten (10) old common shares of 724 SOLUTIONS INC. for one (1) new common share of 724 SOLUTIONS INC. Where the exchange results in a fractional share, the number of new 724 Solutions Inc. common shares will be rounded down to the nearest whole new common share.

The undersigned authorizes and directs Computershare Trust Company of Canada to issue a certificate for 724 Solutions Inc. to which the undersigned is entitled as indicated below and to mail such certificate to the address indicated below or, if no instructions are given, in the name and to the address if any, of the undersigned as appears on the share register maintained by 724 Solutions Inc.

--------------------------------------------------------------------------------
Name  (PLEASE PRINT)

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
City                         Province                  Postal Code

--------------------------------------------------------------------------------
                                       Social                      Tax
Telephone (Office)  (Home)         Insurance Number        Identification Number
(    )              (    )
--------------------------------------------------------------------------------



Date: ___________________________       ______________________________________
                                               Signature of Shareholder

                                                                       EXCHANGE

                                  INSTRUCTIONS

1.       USE OF LETTER OF TRANSMITTAL

         (a) Each shareholder holding share certificate(s) of 724 Solutions Inc. must send or deliver this Letter of Transmittal duly completed and signed together with the share certificate(s) described herein to Computershare Trust Company of Canada (the "Trust Company") at the office listed below. The method of delivery to the Trust Company is at the option and risk of the shareholder, but if mail is used, registered mail is recommended.

        (b) Share certificate(s) registered in the name of the person by whom (or on whose behalf) the Letter of Transmittal is signed need not be endorsed or accompanied by any share transfer power of attorney.

        (c) Share certificate(s) not registered in the name of the person by whom (or on whose behalf) the Letter of Transmittal is signed must be endorsed by the registered holder thereof or deposited together with share transfer power of attorney properly completed by the registered holder. Such signature must be guaranteed by an "Eligible Institution", or in some other manner satisfactory to the Trust Company.

                  An "Eligible Institution" means a Canadian schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

        (d) Where the Letter of Transmittal is executed on behalf of a corporation, partnership or association, or by an agent, executor, administrator, trustee, guardian or any person acting in a representative capacity, the Letter of Transmittal must be accompanied by satisfactory evidence of the representative's authority to act.

        (e) 724 Solutions Inc. reserves the right if it so elects in its absolute discretion to instruct the Trust Company to waive any defect or irregularity contained in any Letter of Transmittal received by it.

2.       LOST SHARE CERTIFICATES

         If a share certificate has been lost or destroyed, the Letter of Transmittal must be completed as fully as possible and forwarded to the Trust Company together with a letter stating the loss. The Trust Company will respond with the replacement requirements, which must be properly completed and returned prior to effecting the exchange.

3.       MISCELLANEOUS

         Additional copies of the Letter of Transmittal may be obtained from the Trust Company at the office listed below. Any questions should be directed to Computershare Trust Company of Canada at 1-800-564-6253 or by e-mail to CAREGISTRYINFO@COMPUTERSHARE.COM.

BY MAIL  P.O. Box 7021                 HAND OR COURIER  100 University Avenue
         31 Adelaide St E                               9th Floor
         Toronto, ON   M5C 3H2                          Toronto, ON   M5J 2Y1
         Attn:  Corporate Actions                       Attn:  Corporate Actions

[LOGO]                                                                   [LOGO]

[FORM OF PROXY]

                                          Computershare Trust Company of Canada
                                               9th Floor, 100 University Avenue
                                                      Toronto, Ontario  M5J 2Y1
                                                          www.computershare.com

    MR SAM SAMPLE
    123 SAMPLES STREET
    SAMPLETOWN SS X9X 9X9                           Security Class          123
                                                    Holder Account Number

                                                    C1234567890    X X X




                                                    Please print in ink.
                                                    Print in CAPITAL letters
                                                    inside the grey areas as
                                                    shown in this example.

                                                    ABC  123  X  X

-------------------------------------------------------------------------------
FORM OF PROXY -- ANNUAL AND SPECIAL MEETING TO BE HELD ON APRIL 24, 2003
-------------------------------------------------------------------------------

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE HOLDER, HOWEVER, IF SUCH A DIRECTION IS NOT MADE IN RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

Proxies submitted must be received by 5:00 p.m., EST Tuesday April 22, 2003.

THANK YOU

MR SAM SAMPLE                                                       C1234567890

                                                                    XXX   123

-------------------------------------------------------------------------------
THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.
-------------------------------------------------------------------------------

APPOINTMENT OF PROXYHOLDER
I/WE BEING HOLDER(S) OF 724 SOLUTIONS INC.
HEREBY APPOINT(S):
John J. Sims, or failing him Glenn Barrett           PRINT THE NAME OF THE PERSON YOU ARE             --------------------------
                                                OR   APPOINTING IF THIS PERSON IS SOMEONE
                                                     OTHER THAN THE CHAIRMAN OF THE MEETING.          --------------------------

as my/our proxyholder with full power of substitution and to vote in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual &
Special Meeting of 724 Solutions Inc. to be held at Glenn Gould Auditorium, Canadian Broadcasting Centre, 250 Front Street
West, Toronto, Ontario, Thursday April 24, 2003 at 11:00am (Toronto time) and at any adjournment thereof.



1. ELECTION OF DIRECTORS

                             FOR  WITHHOLD                                FOR  WITHHOLD                             FOR  WITHHOLD
Gregory H. Wolfond           //   //           James D. Dixon             //   //          J. Ian Giffen            //   //

John J. Sims                 //   //           Barry J. Reiter            //   //

Lloyd F. Darlington          //   //           Joseph C. Aragona          //   //



2.  APPOINTMENT OF AUDITORS


                                                                                                          FOR  AGAINST  ABSTAIN

The resolution to appoint KPMG LLP, Chartered Accountants, as independent Auditors for fiscal 2003 and    //   //       //
to authorize the Audit Committee of the Board of Directors to fix the remuneration of the auditors.

RESOLUTIONS

                                                                                                             FOR  AGAINST  ABSTAIN
3.  With or without variation, the special resolution in the form attached as Schedule D to the
    Management Information Circular and Proxy Statement of the Corporation dated March 21, 2003
    ("the Circular") authorizing the continuance of the Corporation under the CANADA BUSINESS
    CORPORATIONS ACT, as summarized in the Circular.                                                      //   //       //

4.  With or without variation, the resolution in the form attached as Schedule E to the Circular repealing the existing by-laws of the Corporation and enacting a new by-law effective upon the continuance of the Corporation under the CANADA BUSINESS CORPORATIONS ACT, as described in the
    Circular.                                                                                             //   //       //

5.  With or without variation, the special resolution in the form attached as Schedule H to the
    Circular authorizing the consolidation of the issued and outstanding common shares of the
    Corporation on a ten (10) old for one (1) new common share basis, as summarized in the Circular.      //   //       //

6.  With or without variation, the resolution in the form attached as Schedule I to the Circular ratifying, confirming and approving the shareholder rights plan adopted by the Board of Directors
    of the Corporation as summarized in the Circular.                                                     //   //       //

7.  In his or her discretion, with respect to any amendment or variation to the matters specified above, or on any further or other business as may properly come before the Meeting or any
    continuation of the Meeting after any adjournment.                                                    //   //       //



AUTHORIZED SIGNATURE(S) -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. IF NO VOTING INSTRUCTIONS ARE INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

SIGNATURE(S)                             DATE -- DAY       MONTH         YEAR
-----------------------------            ------------------------------------
                                                    /            /
-----------------------------            ------------------------------------



QUARTERLY FINANCIAL STATEMENTS REQUEST


/ /  Mark this box if you would like to
     receive Quarterly Financial Statements.


If you do not mark the box, or do not return this proxy, then it will be assumed you do NOT want to receive Quarterly Financial Statements.


//  S V N Q                       1 F F F                          999999999999